UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-06475

Strategic Global Income Fund, Inc.

(Exact name of registrant as specified in charter)

1285 Avenue of the Americas, New York, New York 10019-6028

(Address of principal executive offices) (Zip code)

Mark F. Kemper, Esq.

UBS Global Asset Management

1285 Avenue of the Americas

New York, NY 10019-6028

(Name and address of agent for service)

Copy to:

Jack W. Murphy, Esq.

Dechert LLP

1900 K Street, NW

Washington, DC 20006

Registrant’s telephone number, including area code: 212-821 3000

Date of fiscal year end: November 30

Date of reporting period: May 31, 2013

Item 1. Reports to Stockholders.

Closed-end Funds	Semiannual Report

Strategic Global Income Fund, Inc.

Semiannual Report May 31, 2013

Strategic Global Income Fund, Inc.

Managed distribution policy—key points to note

•

The Fund has a managed distribution policy. Since June 2011, the Fund makes regular monthly distributions at an annualized rate equal to 6% of the Fund’s net asset value, as determined as of the last trading day during the first week of a month (usually a Friday, unless the NYSE is closed that day). (From August 2009 through the monthly distribution for May 2011, the annualized rate had been 7%.)

•

To the extent that the Fund’s taxable income in any fiscal year exceeds the aggregate amount distributed based on a fixed percentage of its net asset value, the Fund would make an additional distribution in the amount of that excess near the end of the fiscal year. To the extent that the aggregate amount distributed by the Fund (based on a percentage of its net assets) exceeds its current and accumulated earnings and profits, the amount of that excess would constitute a return of capital or net realized capital gains for tax purposes. A return of the capital may occur, for example, when some or all of the money that shareholders invested in the Fund is deemed to be paid back to shareholders. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.”

•	You should not draw any conclusions about the Fund’s investment performance from the amount of the monthly distribution or from the terms of the Fund’s managed distribution policy.

•

The Fund periodically issues notices and press releases estimating the source characteristics of its monthly distributions. The amounts and sources reported in these materials are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for accounting and tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV (or your financial intermediary should provide you with similar information) for the calendar year that will tell you how to report these distributions for federal income tax purposes.

•

The Fund’s Board may change or terminate the managed distribution policy at any time without prior notice to Fund shareholders; any such change or termination may have an adverse effect on the market price for the Fund’s shares.

•	Further information regarding the Fund’s managed distribution policy is contained in the section captioned “Distribution policy” towards the end of this report.

Strategic Global Income Fund, Inc.

July 11, 2013

Dear shareholder,

This report provides an overview of the performance of Strategic Global Income Fund, Inc. (the “Fund”) for the six months ended May 31, 2013.

Performance

Over the six months ended May 31, 2013, the Fund declined 1.08% on a net asset value (“NAV”) total return basis, and fell 1.88% on a market price total return basis. Over the same period, the Fund’s benchmark, the Strategic Global Benchmark1 (the “Benchmark”), declined 4.84%. Finally, over the same period, the median returns for the Fund’s peer group, the Lipper Global Income Funds category, were 1.72% and -0.10% on a NAV and market price basis, respectively. (For more on the Fund’s performance, please refer to “Performance at a glance” on page 5.)

The Fund did not use structural leverage during the reporting period. That is, the Fund did not have preferred stock outstanding, nor did it borrow from banks for investment purposes, as some of its peers may have done. Leverage magnifies returns on both the upside and on the downside and creates a wider range of returns within the Fund’s peer group.

The Fund traded at a discount to its NAV2 per share during the reporting period. At the close of the preceding annual reporting period, November 30, 2012, the Fund traded at a discount of 8.5%; at the close of the current reporting period, May 31, 2013, the Fund traded at a discount of 9.4%. As of these same dates, the Lipper peer group medians reported discounts of 1.3% and 6.5%, respectively.

An interview with the Portfolio Managers

Q.	How would you describe the global economic environment during the reporting period?
A.	While the overall US economy continued to grow during the reporting period, the pace of the expansion was mixed. After the Commerce Department reported that gross domestic product (“GDP”) growth expanded 3.1% in the third quarter of 2012, GDP growth was a tepid 0.4% in the fourth quarter. The economy then gained some traction during the first three months of 2013, as the housing market continued to rebound and there was some modest improvement in the labor market. On June 26, 2013, after the Fund’s reporting period had ended, the Commerce Department reported that first quarter 2013 GDP growth was 1.8%.

Growth in many other developed countries was weak, but some modest improvement is anticipated. In its April 2013 World Economic Outlook Update, the International Monetary Fund (the “IMF”) projected that global growth will increase, from 3.2% in 2012, to 3.3% in 2013. From a regional perspective, the IMF anticipates that growth will decline 0.3% in the eurozone in 2013. Growth in emerging market countries is expected to remain higher than in their developed country counterparts. For example, the IMF projects that growth in India will increase from 4.0% in 2012, to 5.7% in 2013.

Strategic Global Income Fund, Inc.

Investment goals:

Primarily, high level of current income; secondarily, capital appreciation

Portfolio Management:

Portfolio management team, including Scott Dolan, John Dugenske, Craig Ellinger, Brian Fehrenbach and Uwe Schillhorn

Commencement:

February 3, 1992

NYSE symbol:

SGL

Distribution payments:

Monthly

[1]	The Strategic Global Benchmark is an unmanaged index compiled by the advisor, constructed as follows: 67% Citigroup World Government Bond Index and 33% J.P. Morgan Emerging Markets Bond Index Global (EMBI Global). Investors should note that indices do not reflect the deduction of fees and expenses.
[2]	A fund trades at a premium when the market price at which its shares trade is more than its NAV. Alternatively, a fund trades at a discount when the market price at which its shares trade is less than its NAV. The market price is the price the market is willing to pay for shares of a fund at a given time, and may be influenced by a range of factors, including supply and demand and market conditions. NAV per share is determined by dividing the value of the Fund’s securities, cash and other assets, less all liabilities, by the total number of common shares outstanding.

Strategic Global Income Fund, Inc.

Q.	How did the global bond market perform during the fiscal year?
A.

The US spread sectors[3] experienced periods of volatility during the reporting period. This was due to a number of factors, including mixed economic data, uncertainties surrounding the “fiscal cliff” and sequestration and the ongoing European sovereign debt crisis. Toward the end of the reporting period, there were also concerns that the Fed may begin to taper its asset purchase program sooner than anticipated. All told, most spread sectors performed in line with equal duration Treasuries during the reporting period. One notable exception was high yield bonds, as they posted decent results given generally solid demand from investors looking to generate incremental yield in the low interest rate environment.

The emerging markets debt asset class was also volatile and posted poor results during the six-month reporting period. After performing well for much of 2012, the asset class generated weak results over much of the first half of the reporting period. This turnaround was triggered by signs of moderating global growth, fears of contagion from the European sovereign debt crisis, rising US Treasury yields and falling commodity prices. After a strong rally in April, the asset class fell sharply in May, as the US dollar strengthened and investor demand weakened.

Q.	How did you position the portfolio from a duration standpoint?
A.	Even though the Fund’s duration decreased from approximately 5.5, to 5.1 years, it remained shorter than its benchmark during the reporting period, due to our belief that interest rates were unsustainably low. The Fund’s duration positioning was a positive for results during the reporting period, given the rising rate environment. Yield curve positioning was also rewarded, due to our underweight to longer-term securities. (Duration measures a fund’s sensitivity to changes in interest rates and is related to the maturity of the bonds comprising the portfolio.)

Q.	Which currency strategies did you use during the reporting period?
A.	We tactically adjusted the Fund’s currency exposures during the reporting period. Overall, our currency positioning was beneficial for results, in large part due to our short Japanese yen versus the US dollar position. This position was positive for performance, as the Bank of Japan took aggressive actions to weaken the yen in an effort to boost its export-driven economy.

Q.	Which other strategies impacted the Fund’s results over the period?
A.	Spread management was positive over the period, especially due to the Fund’s out-of-benchmark exposure to the spread sectors. In particular, issue selection among the spread sectors was additive for performance. Sector allocation was also rewarded, albeit to a lesser extent. The Fund’s exposures to high yield and investment grade bonds, along with commercial mortgage-backed securities (“CMBS”), added value as their spreads narrowed. Within the US investment grade corporate bond market, our overweight to the financial subsector was beneficial. Elsewhere, having an underweight to emerging markets debt aided the Fund’s relative results, as the asset class posted weak results.

On the downside, curve positioning within the spread sectors modestly detracted from results. In addition, an underweight versus the benchmark to non-US securities was a negative for results, as they outperformed their US counterparts during the reporting period.

Q.	What adjustments were made to the Fund’s portfolio during the period?
A.	We tactically adjusted the Fund’s spread sector exposure during the period. Given the added flexibility associated with the investment policy changes noted in the last shareholder report (e.g., greater ability to invest in below-investment grade securities and mortgage-backed securities), we increased the Fund’s allocation to

[3]

A spread sector refers to non-government fixed income sectors, such as high yield bonds, commercial mortgage-backed securities (CMBS) and investment grade corporate bonds. The spread measures the difference between the yields paid on non-government securities versus those paid on government securities (in this example, US Treasuries) of comparable duration.

Strategic Global Income Fund, Inc.

high yield bonds. We also selectively added to the Fund’s investment grade bond exposure. In contrast, we pared our allocation to CMBS to capture profits. We also reduced the Fund’s emerging markets debt exposure by selling certain higher beta (higher risk) securities. Finally, within the collateralized loan obligation (“CLO”) market, we purchased a number of new A-rated issues, while selling certain older CLOs to capture profits.

Q.	What derivative instruments did the Fund utilize over the reporting period and what impact did they have on performance?
A.	The Fund utilized various currency derivatives, such as currency forwards, options and swaps, to manage its currency exposures across both developed and emerging markets currencies. These instruments were successful in helping us adjust the Fund’s currency exposures. In addition, our overall currency strategy had a positive impact on performance during the reporting period. (Currency forwards are agreements based on the exchange rates between currencies at a future date.)

As part of its spread management strategy, the Fund utilized various credit derivatives (such as credit default swaps and structured notes) in an attempt to efficiently gain or hedge risk exposures across markets, sectors and issuers. Credit derivatives used in conjunction with spread management modestly detracted from results during the reporting period.

Lastly, the Fund used several different interest rate derivatives (such as interest rate swaps, futures and swaptions) to adjust its duration and yield curve positioning. Our overall duration and yield curve management strategies contributed to performance during the reporting period.

Q.	What is your outlook on the global economy and fixed income markets?
A.	We believe that the US economy remains on a positive trajectory, as the housing market continues to improve and unemployment is slowly declining. In addition, consumer spending has been solid. While Europe is still in a recession, there have been some signs of stabilization, in part due to ongoing support from the European Central Bank. Japan’s economy has shown signs of recent strength, although it is too early to tell if the Bank of Japan’s highly accommodative monetary policy will lead to a sustainable expansion and an end to its lengthy deflationary cycle. Elsewhere, while growth has moderated, we believe that China can avoid a hard landing for its economy.

We believe that the generally positive economic backdrop will be beneficial for the spread sectors, and we could see some additional spread tightening. However, if growth gains additional momentum or the Fed tapers its asset purchase program, we could see interest rates move higher and negatively impact the overall fixed income market. We are also closely monitoring a potential investor rotation out of fixed income and into equities. Given these potential headwinds, we expect to maintain the Fund’s short duration.

Strategic Global Income Fund, Inc.

Many emerging market countries are experiencing growth well above their major developed country counterparts, although the former are not immune to global developments. We expect to see emerging market growth rates moderate somewhat in 2013, based on lower exports to developed markets. However, advantages in terms of growth and relatively low fiscal deficits are favorable for debt dynamics in emerging markets on a longer term horizon. That said, in the short-term we are less favorable on the asset class and believe that volatility within the asset class could remain elevated in the near term due to market uncertainty and investor risk aversion. However, overall we continue to have a positive long-term outlook for emerging market investments. Solid fundamental data, stable reserves, a stronger fiscal situation and lower indebtedness are signs of such strengths, especially for emerging market sovereigns, quasi-sovereigns and currencies.

Sincerely,

Mark E. Carver	Scott Dolan
President	Portfolio Manager
Strategic Global Income Fund, Inc.	Strategic Global Income Fund, Inc.
Managing Director	Managing Director
UBS Global Asset Management	UBS Global Asset Management
(Americas) Inc.	(Americas) Inc.

John Dugenske, CFA	Craig Ellinger, CFA
Portfolio Manager	Portfolio Manager
Strategic Global Income Fund, Inc.	Strategic Global Income Fund, Inc.
Managing Director	Managing Director
UBS Global Asset Management	UBS Global Asset Management
(Americas) Inc.	(Americas) Inc.

Brian Fehrenbach, CFA	Uwe Schillhorn, CFA
Portfolio Manager	Portfolio Manager
Strategic Global Income Fund, Inc.	Strategic Global Income Fund, Inc.
Managing Director	Managing Director
UBS Global Asset Management	UBS Global Asset Management
(Americas) Inc.	(Americas) Inc.

This letter is intended to assist shareholders in understanding how the Fund performed during the six months ended May 31, 2013. The views and opinions in the letter were current as of July 11, 2013. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund’s future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Strategic Global Income Fund, Inc.

Performance at a glance (unaudited)

Average annual total returns for periods ended 05/31/13

Net asset value returns	6 months	1 year	5 years	10 years

Strategic Global Income Fund, Inc.	(1.08)%	7.04%	9.24%	8.20%
Lipper Global Income Funds median	1.72	12.31	8.04	8.77
Market price returns

Strategic Global Income Fund, Inc.	(1.88)%	2.95%	8.92%	6.32%
Lipper Global Income Funds median	(0.10)	8.97	9.14	11.08
Index returns

Strategic Global Benchmark[1]	(4.84)%	0.65%	5.32%	6.24%
Citigroup World Government Bond Index[2]	(6.00)	(3.89)	3.25	4.59

Past performance does not predict future performance. The return and value of an investment will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. The Fund’s net asset value (“NAV”) returns assume, for illustration only, that dividends and other distributions, if any, were reinvested at the NAV on the payable dates. The Fund’s market price returns assume that all dividends and other distributions, if any, were reinvested at prices obtained under the Fund’s Dividend Reinvestment Plan. Returns for periods of less than one year have not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and other distributions, if any, or on the sale of Fund shares.

[1]

The Strategic Global Benchmark is an unmanaged index compiled by the advisor, constructed as follows: 67% Citigroup World Government Bond Index and 33% J.P. Morgan Emerging Markets Bond Index Global (EMBI Global). Investors should note that indices do not reflect the deduction of fees and expenses.

[2]

The Citigroup World Government Bond Index is an unmanaged market capitalization-weighted index designed to measure the performance of fixed-rate, local currency, investment-grade sovereign bonds with a one-year minimum maturity. Investors should note that indices do not reflect the deduction of fees and expenses.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of the peer group. Lipper classifies the Fund in its “Global Income Funds” category, which includes both leveraged and non-leveraged closed-end funds that invest primarily in US dollar and non-US dollar debt securities of issuers located in at least three countries, one of which may be the United States.

Performance information reflects the deduction of the Fund’s fees and expenses, as indicated in the Statement of operations included in its shareholder reports, such as investment advisory and administration fees, custody fees, exchange listing fees, etc. It does not reflect any transaction charges that a shareholder may incur when (s)he buys or sells shares (e.g., a shareholder’s brokerage commissions).

Further information regarding the Fund, including a discussion of principal objectives, principal investment strategies and principal risks, may be found in the fund overview located at http://www.ubs.com/closedendfundsinfo. You may also request copies of the fund overview by calling the Closed-End Funds Desk at 888-793-8637.

Strategic Global Income Fund, Inc.

Portfolio statistics (unaudited)

Characteristics[1]	05/31/13		11/30/12		05/31/12
Net asset value	$11.12		$11.70		$11.14
Market price	$10.07		$10.71		$10.53
12-month dividends/distributions	$0.8035		$0.9687		$0.9735
Monthly dividend/distribution at period-end	$0.0576		$0.0581		$0.0567
Net assets (mm)	$203.1		$213.6		$203.5
Weighted average maturity (yrs.)	7.2		8.7		6.3
Duration (yrs.)[2]	5.1		5.5		4.9

Currency exposure[3]	05/31/13		11/30/12		05/31/12
US dollar denominated	66.8%		61.1%		57.2%
Foreign denominated	33.2		38.9		42.8
Total	100.0%		100.0%		100.0%

Top ten countries[4] (bond holdings)	05/31/13		11/30/12		05/31/12
United States	42.8%	United States	48.0%	United States	42.8%
Netherlands	4.8	Germany	6.9	Germany	13.6
Argentina	4.1	Cayman Islands	3.8	Argentina	3.7
Germany	3.4	Argentina	3.6	Cayman Islands	3.5
Russia	3.1	United Kingdom	3.4	Netherlands	3.1
Brazil	3.1	France	3.0	France	3.1
United Kingdom	2.4	Netherlands	2.5	United Kingdom	2.6
India	2.4	India	2.2	India	2.2
Italy	2.2	Brazil	2.2	Mexico	2.1
Cayman Islands	2.1	Norway	2.1	Malaysia	2.1
Total	70.4%	Total	77.7%	Total	78.8%

Credit quality[5]	05/31/13		11/30/12		05/31/12
AAA	3.5%		3.7%		1.5%
US Treasury[6]	4.5		8.5		16.9
US Agency[6,7]	8.0		9.0		3.3
AA	5.3		3.6		6.2
A	10.9		8.7		7.1
BBB	17.8		13.6		11.3
BB	13.6		11.0		5.0
B	5.2		5.2		4.9
CCC	0.2		0.2		1.1
CC	—		0.5		—
D	0.6		1.3		1.3
Non-rated	28.1		32.8		40.9
Cash equivalents	3.9		5.1		2.6
Other assets less liabilities	(1.6)		(3.2)		(2.1)
Total	100.0%		100.0%		100.0%

[1]	Prices and other characteristics will vary over time.
[2]

Duration is a measure of price sensitivity of a fixed income investment or portfolio (expressed as % change in price) to a 1 percentage point (i.e., 100 basis points) change in interest rates, accounting for optionality in bonds such as prepayment risk and call/put features.

[3]	Exposure represents a percentage of market value as of dates indicated.
[4]	Weightings represent percentages of net assets as of the dates indicated. The Fund’s portfolio is actively managed and its composition will vary over time.
[5]

Weightings represent percentages of net assets as of the dates indicated. The Fund’s portfolio is actively managed and its composition will vary over time. Credit quality ratings shown are based on those assigned by Standard & Poor’s, a division of the McGraw-Hill Companies, Inc. (“S&P”), to individual portfolio holdings. S&P is an independent ratings agency. While S&P may provide a credit rating for a bond issuer (e.g., a specific company or country), certain issues, such as some sovereign debt, may not be covered or rated and therefore are reflected as non-rated for the purposes of this table.

[6]

S&P downgraded long-term US government debt on August 5, 2011 to AA+. Other rating agencies continue to rate long-term US government debt in their highest ratings categories. The Fund’s aggregate exposure to AA rated debt as of May 31, 2013 would include the percentages indicated above for AA, US Treasury and US Agency debt but has been broken out into three separate categories to facilitate understanding.

[7]	Includes agency debentures and agency mortgage-backed securities.

Strategic Global Income Fund, Inc.

Industry diversification (unaudited)

As a percentage of net assets As of May 31, 2013

Bonds
Corporate bonds
Aerospace & defense	0.05%
Automobiles	0.03
Beverages	0.02
Building products	0.27
Capital markets	4.30
Chemicals	0.76
Commercial banks	3.27
Commercial services & supplies	0.57
Computers & peripherals	0.05
Construction materials	0.31
Consumer finance	1.79
Containers & packaging	0.17
Diversified financial services	7.45
Diversified telecommunication services	0.49
Electrical equipment	0.01
Energy equipment & services	0.32
Entertainment	0.04
Food products	0.27
Gas utilities	0.24
Health care providers & services	0.11
Health care technology	0.03
Health services	0.10
Hotels, restaurants & leisure	0.38
Household durables	0.02
Independent power producers & energy traders	0.14
Insurance	1.83
Machinery	0.59
Media	0.43
Metals & mining	2.25
Oil, gas & consumable fuels	7.21
Paper & forest products	0.08
Real estate investment trust (REIT)	0.11
Specialty retail	0.06
Telecommunications	0.01
Tobacco	0.39
Trading companies & distributors	0.02
Transportation infrastructure	0.79
Wireless telecommunication services	0.24

Total corporate bonds	35.20

Asset-backed security	0.02%
Collateralized debt obligations	4.06
Commercial mortgage-backed securities	6.98
Mortgage & agency debt securities	10.24
Municipal bonds	2.28
US government obligations	4.54
Non-US government obligations	28.07
Structured notes	3.53
Supranational bonds	1.49

Total bonds	96.41

Common stock	0.01
Preferred stock	0.00 [1]
Short-term investment	3.92
Options purchased	1.22

Total investments	101.56

Liabilities, in excess of cash and other assets	(1.56)

Net assets	100.00%

[1]	Amount represents less than 0.005%.

Strategic Global Income Fund, Inc.

Portfolio of investments—May 31, 2013

(unaudited)

	Face amount		Value
Bonds: 96.41%
Corporate bonds: 35.20%
Australia: 0.51%
Sydney Airport Finance Co. Pty Ltd., 8.000%, due 07/06/15	AUD	1,000,000	$1,029,106

Brazil: 1.05%
Petrobras International Finance Co., 5.375%, due 01/27/21		$1,000,000	1,060,512
Petrobras Global Finance BV, 4.375%, due 05/20/23		1,100,000	1,068,331
			2,128,843

Canada: 0.07%
Inmet Mining Corp., 8.750%, due 06/01/20[1]		25,000	26,938
Novelis, Inc., 8.375%, due 12/15/17		50,000	54,000
Teck Resources Ltd., 6.250%, due 07/15/41		65,000	67,333
			148,271

Cayman Islands: 0.31%
Transocean, Inc., 6.800%, due 03/15/38		500,000	569,267
Vale Overseas Ltd., 6.875%, due 11/21/36		50,000	53,663
			622,930

China: 0.55%
China Liansu Group Holdings Ltd., 7.875%, due 05/13/16[2]		400,000	422,000
China Oil & Gas Group Ltd., 5.250%, due 04/25/18[1]		400,000	402,000
China Shanshui Cement Group Ltd., 10.500%, due 04/27/17[2]		260,000	289,250
			1,113,250

Croatia: 0.22%
Agrokor DD, 8.875%, due 02/01/20[1]		400,000	440,868

Czech Republic: 0.12%
EP Energy AS, 5.875%, due 11/01/19[1]	EUR	165,000	236,591

France: 0.79%
Reseau Ferre de France, 5.500%, due 12/01/21[2]	GBP	860,000	1,595,422

	Face amount		Value
Ireland: 0.11%
Ardagh Packaging Finance PLC, 9.125%, due 10/15/20[1]		$200,000	$220,000

Kazakhstan: 2.00%
Kazatomprom Natsionalnaya Atomnaya Kompaniya AO, 6.250%, due 05/20/15[2]		1,616,000	1,708,920
KazMunayGas National Co., 8.375%, due 07/02/13[2]		2,350,000	2,362,100
			4,071,020

Luxembourg: 0.60%
ArcelorMittal, 5.000%, due 02/25/17		1,000,000	1,040,000
Intelsat Jackson Holdings SA, 7.250%, due 10/15/20		125,000	135,625
Wind Acquisition Finance SA, 11.750%, due 07/15/17[1]		50,000	52,625
			1,228,250

Mexico: 0.28%
America Movil SAB de CV, 5.000%, due 03/30/20		210,000	231,093
Cemex SAB de CV, 5.875%, due 03/25/19[1]		350,000	348,250
			579,343

Netherlands: 1.23%
EDP Finance BV, 6.000%, due 02/02/18[1]		1,000,000	1,078,750
LyondellBasell Industries NV, 6.000%, due 11/15/21		1,200,000	1,418,627
			2,497,377

Norway: 1.65%
Eksportfinans ASA, 1.600%, due 03/20/14	JPY	152,000,000	1,491,564
3.000%, due 11/17/14		$35,000	35,088
5.500%, due 06/26/17		1,750,000	1,828,750
			3,355,402

Russia: 2.35%
RSHB Capital SA for OJSC Russian Agricultural Bank, 7.750%, due 05/29/18[2]		1,900,000	2,194,500
VEB Finance Ltd., 6.800%, due 11/22/25[2]		900,000	1,020,375
VTB Capital SA, 6.950%, due 10/17/22[2]		1,500,000	1,560,000
			4,774,875

Strategic Global Income Fund, Inc.

Portfolio of investments—May 31, 2013

(unaudited)

	Face amount		Value
Bonds—(continued)
Corporate bonds—(continued)
South Africa: 0.06%
AngloGold Ashanti Holdings PLC, 5.375%, due 04/15/20		$125,000	$128,637

Spain: 0.68%
BBVA US Senior SAU, 4.664%, due 10/09/15		700,000	728,091
Telefonica Emisiones SAU, 3.192%, due 04/27/18		660,000	663,144
			1,391,235

Ukraine: 1.04%
Biz Finance PLC, 11.000%, due 02/03/14[3]	UAH	10,800,000	1,205,520
Naftogaz Ukraine, 9.500%, due 09/30/14		$880,000	904,200
			2,109,720

United Kingdom: 2.41%
Barclays Bank PLC, 5.140%, due 10/14/20		1,000,000	1,052,452
FCE Bank PLC, 5.125%, due 11/16/15[2]	GBP	500,000	822,527
Lloyds TSB Bank PLC, 6.500%, due 03/24/20	EUR	1,000,000	1,487,308
Wellcome Trust Finance PLC, 4.750%, due 05/28/21	GBP	860,000	1,530,443
			4,892,730

United States: 18.70%
AES Corp., 8.000%, due 10/15/17		$75,000	87,937
Ally Financial, Inc., 8.300%, due 02/12/15		505,000	555,500
Altria Group, Inc., 9.950%, due 11/10/38		500,000	784,051
AMC Entertainment, Inc., 9.750%, due 12/01/20		25,000	28,875
American International Group, Inc., 4.375%, due 04/26/16	EUR	500,000	702,840
AmeriGas Finance LLC, 6.750%, due 05/20/20		$30,000	32,700
Anadarko Petroleum Corp., 6.450%, due 09/15/36		500,000	608,925
ArcelorMittal USA LLC, 6.500%, due 04/15/14		520,000	541,004
AT&T, Inc., 6.500%, due 09/01/37		125,000	152,285

	Face amount		Value
Barrick North America Finance LLC, 5.750%, due 05/01/43[1]		$1,015,000	$951,303
BE Aerospace, Inc., 6.875%, due 10/01/20		100,000	109,750
Berry Petroleum Co., 6.750%, due 11/01/20		50,000	53,875
Burlington Coat Factory Warehouse Corp., 10.000%, due 02/15/19		25,000	27,906
Case New Holland, Inc., 7.875%, due 12/01/17		1,025,000	1,204,375
CDW LLC,
8.500%, due 04/01/19		50,000	55,312
12.535%, due 10/12/17		39,000	41,925
Celanese US Holdings LLC, 6.625%, due 10/15/18		25,000	27,000
Chrysler Group LLC, 8.000%, due 06/15/19		55,000	60,912
CIT Group, Inc.,
4.250%, due 08/15/17		1,750,000	1,802,500
5.500%, due 02/15/19[1]		75,000	81,187
Citigroup, Inc., 0.852%, due 05/31/17[4]	EUR	1,900,000	2,346,666
Series D, 5.350%, due 05/15/23[4,5]		$1,170,000	1,155,375
Clearwire Communications LLC, 12.000%, due 12/01/15[1]		20,000	21,376
Coleman Cable, Inc., 9.000%, due 02/15/18		15,000	16,162
Comcast Corp., 6.950%, due 08/15/37		100,000	132,586
Community Health Systems, Inc.,
7.125%, due 07/15/20		175,000	192,062
8.000%, due 11/15/19		25,000	27,500
Constellation Brands, Inc., 7.250%, due 05/15/17		40,000	46,750
Crosstex Energy, 8.875%, due 02/15/18		180,000	193,500
Denbury Resources, Inc., 8.250%, due 02/15/20		100,000	112,000
Diamond Resorts Corp., 12.000%, due 08/15/18		70,000	78,137
DirecTV Holdings LLC, 6.000%, due 08/15/40		160,000	170,874
DISH DBS Corp., 7.875%, due 09/01/19		200,000	224,250

Strategic Global Income Fund, Inc.

Portfolio of investments—May 31, 2013

(unaudited)

	Face amount	Value
Bonds—(continued)
Corporate bonds—(continued)
United States—(continued)
DuPont Fabros Technology LP, 8.500%, due 12/15/17	$125,000	$133,750
Eagle Spinco, Inc., 4.625%, due 02/15/21[1]	100,000	100,750
El Paso Corp.,
7.000%, due 06/15/17	1,500,000	1,708,551
7.250%, due 06/01/18	1,000,000	1,161,058
Energy Transfer Partners LP, 7.500%, due 07/01/38	1,000,000	1,234,832
ExamWorks Group, Inc., 9.000%, due 07/15/19	80,000	88,000
Felcor Lodging LP, 6.750%, due 06/01/19	25,000	26,687
Ferrellgas Partners-LP, 9.125%, due 10/01/17	35,000	37,100
Fidelity National Financial, Inc., 5.500%, due 09/01/22	340,000	375,178
Ford Motor Credit Co. LLC, 8.125%, due 01/15/20	1,000,000	1,260,027
Frontier Communications Corp.,
8.500%, due 04/15/20	100,000	114,500
9.000%, due 08/15/31	60,000	62,100
General Electric Capital Corp., Series C, 5.250%, due 06/15/23[4,5]	850,000	846,813
General Motors Financial Co., Inc., 4.750%, due 08/15/17[1]	940,000	991,700
Georgia-Pacific LLC, 8.875%, due 05/15/31	100,000	147,645
Glencore Funding LLC, 2.500%, due 01/15/19[1]	1,190,000	1,167,590
HCA, Inc., 5.875%, due 03/15/22	25,000	27,438
Host Hotels & Resorts LP, Series Q, 6.750%, due 06/01/16	52,000	52,643
International Lease Finance Corp., 3.875%, due 04/15/18	1,000,000	1,001,250
7.125%, due 09/01/18[1]	75,000	88,406
8.750%, due 03/15/17	60,000	71,025
Key Energy Services, Inc., 6.750%, due 03/01/21	75,000	75,938
Kinder Morgan Energy Partners LP, 6.500%, due 09/01/39	85,000	100,115
Level 3 Financing, Inc., 8.625%, due 07/15/20	25,000	27,500

	Face amount	Value
Liberty Mutual Group, Inc., 10.750%, due 06/15/58[1,4]	$35,000	$54,950
Limited Brands, Inc., 7.600%, due 07/15/37	25,000	26,875
Linn Energy LLC, 7.750%, due 02/01/21	100,000	106,000
8.625%, due 04/15/20	100,000	109,500
Masco Corp., 7.125%, due 03/15/20	25,000	29,256
McClatchy Co., 9.000%, due 12/15/22[1]	25,000	27,000
MedAssets, Inc., 8.000%, due 11/15/18	50,000	54,750
Mercer International, Inc., 9.500%, due 12/01/17	25,000	27,250
Merrill Lynch & Co., Inc., 6.875%, due 04/25/18	2,500,000	2,977,973
MetLife, Inc., 6.400%, due 12/15/36	900,000	1,017,000
MGM Resorts International, 10.000%, due 11/01/16	105,000	126,919
Michael Foods, Inc., 9.750%, due 07/15/18	100,000	111,500
Morgan Stanley, 6.375%, due 07/24/42	525,000	616,650
6.625%, due 04/01/18	1,750,000	2,059,748
Multiplan, Inc., 9.875%, due 09/01/18[1]	100,000	112,000
News America, Inc., 6.200%, due 12/15/34	65,000	75,173
Nexstar Broadcasting, Inc., 8.875%, due 04/15/17	50,000	54,375
Niska Gas Storage US LLC, 8.875%, due 03/15/18	40,000	42,000
NRG Energy, Inc., 8.250%, due 09/01/20	125,000	140,156
8.500%, due 06/15/19	50,000	54,625
ONEOK Partners LP, 8.625%, due 03/01/19	250,000	326,135
Owens Corning, 6.500%, due 12/01/16	36,000	40,517
Owens-Brockway Glass Container, Inc., 7.375%, due 05/15/16	100,000	114,500
Peabody Energy Corp., 7.375%, due 11/01/16	50,000	57,000
Petco Animal Supplies, Inc., 9.250%, due 12/01/18[1]	45,000	49,050

Strategic Global Income Fund, Inc.

Portfolio of investments—May 31, 2013

(unaudited)

	Face amount	Value
Bonds—(continued)
Corporate bonds—(concluded)
United States—(concluded)
Plains Exploration & Production Co., 6.875%, due 02/15/23	$400,000	$452,500
Ply Gem Industries, Inc., 8.250%, due 02/15/18	50,000	53,688
Prudential Financial, Inc., 5.200%, due 03/15/44[4]	520,000	527,800
Quicksilver Resources, Inc., 7.125%, due 04/01/16	50,000	50,000
Range Resources Corp., 5.750%, due 06/01/21	25,000	26,438
Regions Bank, 7.500%, due 05/15/18	500,000	606,740

Regions Financial Corp., 2.000%, due 05/15/18	410,000	401,527
Royal Caribbean Cruises Ltd., 7.250%, due 06/15/16	225,000	254,813
7.500%, due 10/15/27	125,000	141,250
Sprint Nextel Corp., 9.000%, due 11/15/18[1]	25,000	30,313
9.125%, due 03/01/17	25,000	29,250
SquareTwo Financial Corp., 11.625%, due 04/01/17	200,000	212,500
Standard Pacific Corp., 10.750%, due 09/15/16	25,000	30,875
Suburban Propane Partners LP, 7.500%, due 10/01/18	84,000	90,195
Swift Energy Co., 7.875%, due 03/01/22	25,000	26,125
Tesoro Corp., 5.375%, due 10/01/22	500,000	525,000
Time Warner Cable, Inc., 6.550%, due 05/01/37	145,000	166,717
Valero Energy Corp., 6.625%, due 06/15/37	160,000	193,725
7.500%, due 04/15/32	750,000	945,803
XL Group PLC, Series E, 6.500%, due 04/15/17[4,5]	1,040,000	1,042,600
Yonkers Racing Corp., 11.375%, due 07/15/16[1]	225,000	239,063
		37,985,820

Venezuela: 0.47%
Petroleos de Venezuela SA, 8.500%, due 11/02/17[1]	1,000,000	945,000
Total corporate bonds (cost $69,064,023)		71,494,690

	Face amount		Value
Asset-backed security: 0.02%
United States: 0.02%
Soundview Home Equity Loan Trust, Series 2005-OPT1, Class 2A4, 0.493%, due 06/25/35[4] (cost $43,637)		$49,882	$49,019

Collateralized debt obligations: 4.06%
Cayman Islands: 1.81%
BlueMountain CLO Ltd., Series 2013-1A, Class B, 2.923%, due 05/15/25[1,4]		1,100,000	1,083,610
Denali Capital CLO X, Series 2013-1A, Class A3L, 3.227%, due 04/28/25[1,4]		900,000	900,000
Galaxy CLO Ltd., Series 2013-15A, Class C, 2.881%, due 04/15/25[1,4]		700,000	692,125
Marathon CLO Ltd., Series 2013-5A, Class A2A, 2.639%, due 02/21/25[1,4]		1,000,000	1,006,683
			3,682,418

Netherlands: 2.25%
Boyne Valley CLO BV, Series 1X, Class F, 2.851%, due 02/12/22[2,4]	EUR	1,700,000	712,588
Cadogan Square CLO BV, Series 2X, Class M, 6.372%, due 08/12/22[2,4]		2,000,000	1,143,780
Jubilee CDO BV, Series III X, Class A2, 1.308%, due 04/20/17[2,4]		618,277	799,682
Series III X, Class B, 2.108%, due 04/20/17[2,4]		1,500,000	1,903,078
			4,559,128
Total collateralized debt obligations (cost $7,525,007)			8,241,546

Commercial mortgage-backed securities: 6.98%
United States: 6.98%
Banc of America Commercial Mortgage, Inc., Series 2007-2, Class AM, 5.635%, due 04/10/49[4]		$2,950,000	3,321,567
Series 2007-4, Class AM, 5.811%, due 02/10/51[4]		3,963,000	4,457,828

Strategic Global Income Fund, Inc.

Portfolio of investments—May 31, 2013

(unaudited)

	Face amount	Value
Bonds—(continued)
Commercial mortgage-backed securities—(concluded)
United States—(concluded)
Citigroup Commercial Mortgage Trust, Series 2007-C6, Class AM, 5.696%, due 12/10/49[4]	$4,950,000	$5,589,352
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2007-CB18, Class AM, 5.466%, due 06/12/47[4]	400,000	447,364
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C7, Class B, 3.769%, due 02/15/46	350,000	359,735
Total commercial mortgage-backed securities (cost $9,429,285)		14,175,846

Mortgage & agency debt securities: 10.24%
United States: 10.24%
Federal Home Loan Mortgage Corp. REMIC, IO, 3.000%, due 05/15/27[6]	5,705,843	650,429
Federal National Mortgage Association REMIC, IO, Series 2012-146, Class IO, 3.500%, due 01/25/43[6]	1,868,364	377,252
Government National Mortgage Association, IO, Series 2013-22, Class IO, 3.000%, due 02/20/43	6,668,374	1,429,400
Series 2012-26, Class GI, 3.500%, due 02/20/27	5,011,703	599,400
Series 2012-16, Class AI, 3.500%, due 10/20/38	4,456,826	545,961
Series 2013-53, Class OI, 3.500%, due 04/20/43	4,952,820	1,028,805
Government National Mortgage Association Pools, G2 MA0022, 3.500%, due 04/20/42	9,277,301	9,742,761
G2 MA0089, 4.000%, due 05/20/42	1,788,182	1,908,260
JPMorgan Alternative Loan Trust, Series 2006-A5, Class 2A6, 5.800%, due 10/25/36[4]	5,933,444	3,233,869

	Face amount		Value
Structured Adjustable Rate Mortgage Loan Trust, Series 2006-8, Class 4A3, 5.325%, due 09/25/36[4]		$1,487,470	$1,278,036
Total mortgage & agency debt securities (cost $23,576,078)			20,794,173

Municipal bonds: 2.28%
State of California, General Obligation Bonds, 7.300%, due 10/01/39		300,000	417,078
7.550%, due 04/01/39		1,625,000	2,338,716
State of Illinois, General Obligation Bonds, 5.877%, due 03/01/19		1,650,000	1,875,275
Total municipal bonds (cost $4,327,968)			4,631,069

US government obligations: 4.54%
US Treasury Inflation Indexed Notes (TIPS), 0.125%, due 01/15/22		2,056,900	2,119,249
US Treasury Notes, 0.625%, due 05/31/17		2,265,000	2,248,898
1.625%, due 11/15/22[7]		5,065,000	4,862,005
Total US government obligations (cost $9,461,362)			9,230,152

Non-US government obligations: 28.07%
Argentina: 4.06%
Republic of Argentina, 6.266%, due 12/15/35[4]		11,700,000	301,394
6.266%, due 12/15/35[8]		3,200,825	77,652
7.000%, due 09/12/13		6,620,000	6,575,315
7.000%, due 10/03/15		1,410,000	1,211,934
7.000%, due 04/17/17		100,000	79,325
			8,245,620

Australia: 1.31%
Queensland Treasury Corp., 6.000%, due 02/21/18	AUD	2,500,000	2,656,230

Austria: 0.65%
Republic of Austria, 3.400%, due 11/22/22[2]	EUR	885,000	1,314,329

Belarus: 1.19%
Republic of Belarus, 8.750%, due 08/03/15[2]		$2,325,000	2,415,094

Strategic Global Income Fund, Inc.

Portfolio of investments—May 31, 2013

(unaudited)

	Face amount		Value
Bonds—(continued)
Non-US government obligations—(concluded)
Belgium: 0.75%
Kingdom of Belgium, 4.000%, due 03/28/22	EUR	1,010,000	$1,528,038

Brazil: 2.02%
Federative Republic of Brazil, 8.500%, due 01/05/24	BRL	1,000,000	480,904
Letras do Tesouro Nacional, 6.739%, due 04/01/14[9]		990,000	431,072
Notas do Tesouro Nacional, Series B 6.000%, due 05/15/45[10]		2,530,000	3,191,076
			4,103,052

Chile: 2.04%
Bonos de la Tesoreria de la Republica, 3.000%, due 07/01/17[10]	CLP	2,035,861,650	4,144,885

China: 0.28%
China Government Bond, 2.480%, due 12/01/20	CNY	3,500,000	561,985

France: 1.17%
Government of France, 3.500%, due 04/25/26	EUR	300,000	433,721
3.750%, due 10/25/19		700,000	1,052,213
3.750%, due 04/25/21		590,000	889,747
			2,375,681

Germany: 3.36%
Bundesrepublik Deutschland, 1.500%, due 04/15/16[10]		1,251,742	1,730,562
1.500%, due 09/04/22		2,740,000	3,591,856
Kreditanstalt fuer Wiederaufbau, 5.050%, due 02/04/25	CAD	1,350,000	1,505,216
			6,827,634

Greece: 0.18%
Hellenic Republic, 2.000%, due 02/24/26[11]	EUR	520,000	372,426

Hungary: 0.11%
Government of Hungary, 7.625%, due 03/29/41		$200,000	219,250

Italy: 2.17%
Buoni Poliennali Del Tesoro, 2.100%, due 09/15/17[10]	EUR	770,748	1,014,102
2.100%, due 09/15/21[10]		275,507	348,565

	Face amount		Value
4.250%, due 09/01/19	EUR	970,000	$1,326,821
4.250%, due 03/01/20		1,260,000	1,712,511
			4,401,999

Mexico: 1.37%
Mexican Udibonos, 4.000%, due 11/15/40[10]	MXN	18,939,755	1,782,978
Mexico Cetes, 4.406%, due 01/09/14[9]		132,000,000	1,008,213
			2,791,191

Netherlands: 1.30%
Kingdom of the Netherlands, 1.250%, due 01/15/18[2]	EUR	1,765,000	2,347,120
5.500%, due 01/15/28[1]		160,000	292,596
			2,639,716

Nigeria: 0.92%
Nigeria Treasury Bills, 11.288%, due 09/26/13[9]	NGN	307,500,000	1,867,779

Poland: 0.44%
Republic of Poland, 5.750%, due 04/25/14	PLN	2,900,000	904,299

Russia: 0.76%
Russian Federation, 7.000%, due 01/25/23	RUB	49,900,000	1,544,039

South Africa: 0.60%
Republic of South Africa, 13.500%, due 09/15/15	ZAR	10,550,000	1,218,826

Spain: 1.13%
Kingdom of Spain, 3.250%, due 04/30/16	EUR	245,000	324,526
4.200%, due 01/31/37		840,000	958,120
5.850%, due 01/31/22		695,000	1,005,511
			2,288,157

Sweden: 0.80%
Kommuninvest I Sverige AB, 4.000%, due 08/12/17	SEK	10,000,000	1,634,096

Venezuela: 1.46%
Republic of Venezuela, 8.250%, due 10/13/24[2]		$3,500,000	2,957,500
Total Non-US government obligations (cost $56,936,456)			57,011,826

Strategic Global Income Fund, Inc.

Portfolio of investments—May 31, 2013

(unaudited)

	Face amount		Value
Bonds—(concluded)
Structured notes: 3.53%
Ghana: 0.75%
Standard Chartered Bank, 23.000%, due 08/21/17[1] (linked to Ghana Government Bonds, 23.000%, due 08/21/17)		$2,800,000	$1,526,508

India: 2.35%
Standard Chartered Bank, 8.130%, due 09/23/22[1] (linked to Indian Government Bonds, 8.130%, due 09/23/22)		4,828,773	4,770,727

Nigeria: 0.43%
HSBC Bank PLC, 14.122%, due 08/12/13[1,9] (linked to Nigeria Treasury Bill, 14.122%, due 08/08/13)	NGN	141,000,000	871,294
Total structured notes (cost $7,461,279)			7,168,529

Supranational bonds: 1.49%
EUROFIMA, 6.250%, due 12/28/18[2]	AUD	1,405,000	1,488,463
European Investment Bank, 6.500%, due 08/07/19		1,425,000	1,535,262
Total supranational bonds (cost $3,262,963)			3,023,725
Total bonds (cost $191,088,058)			195,820,575
	Shares
Common stock: 0.01%
United States: 0.01%
WMI Holdings Corp.* (cost $10,890)		19,801	17,425

Preferred stock: 0.00%[12]
United States: 0.00%[12]
Washington Mutual Funding Tranche III, 9.750%, due 12/15/17*[1,3,13,14,15,16] (cost $0)		1,000	10

Short-term investment: 3.92%
Investment company: 3.92%
UBS Cash Management Prime Relationship Fund[17] (cost $7,954,478)		7,954,478	7,954,478

	Face amount covered by contracts		Value
Options Purchased*: 1.22%
Call Options: 0.04%
Foreign Exchange Option, Buy EUR/TRY, strike @ TRY 2.4692, expires August 2013	EUR	860,000	$18,360
Foreign Exchange Option, Buy USD/BRL, strike @ BRL 2.1400, expires June 2013		$550,000	5,291
Foreign Exchange Option, Buy USD/BRL, strike @ BRL 2.0950, expires June 2013		440,000	11,734
Foreign Exchange Option, Buy USD/SAR, strike @ SAR 3.7468, expires July 2013		7,487,500	7,595
Foreign Exchange Option, Buy USD/ZAR, strike @ ZAR 9.8500, expires June 2013		660,000	20,894
Foreign Exchange Option, Buy USD/ZAR, strike @ ZAR 10.0730, expires July 2013		690,000	14,670
Foreign Exchange Option, Buy USD/ZAR, strike @ ZAR 10.2180, expires July 2013		460,000	11,155
			89,699

Put Options: 0.02%
Foreign Exchange Option, Buy AUD/BRL, strike @ BRL 2.0000, expires November 2013	AUD	340,000	4,089
Foreign Exchange Option, Buy AUD/CLP, strike @ CLP 473.0000, expires November 2013		340,000	5,291
Foreign Exchange Option, Buy EUR/BRL, strike @ BRL 2.4000, expires June 2013	EUR	250,000	0
Foreign Exchange Option, Buy EUR/BRL, strike @ BRL 2.5200, expires June 2013		250,000	0
Foreign Exchange Option, Buy EUR/BRL, strike @ BRL 2.6000, expires June 2013		190,000	28

Strategic Global Income Fund, Inc.

Portfolio of investments—May 31, 2013

(unaudited)

	Face amount covered by contracts		Value
Options Purchased—(continued)
Put Options—(continued)
Foreign Exchange Option, Buy EUR/BRL, strike @ BRL 2.6100, expires June 2013	EUR	210,000	$46
Foreign Exchange Option, Buy EUR/BRL, strike @ BRL 2.5400, expires June 2013		250,000	11
Foreign Exchange Option, Buy EUR/BRL, strike @ BRL 2.6500, expires July 2013		190,000	829
Foreign Exchange Option, Buy EUR/BRL, strike @ BRL 2.6400, expires July 2013		190,000	744
Foreign Exchange Option, Buy EUR/BRL, strike @ BRL 2.6000, expires August 2013		420,000	1,472
Foreign Exchange Option, Buy EUR/BRL, strike @ BRL 2.5000, expires September 2013		310,000	428
Foreign Exchange Option, Buy EUR/BRL, strike @ BRL 2.5000, expires September 2013		310,000	440
Foreign Exchange Option, Buy EUR/BRL, strike @ BRL 2.5000, expires September 2013		310,000	480
Foreign Exchange Option, Buy EUR/PLN, strike @ PLN 4.0000, expires October 2013		620,000	698
Foreign Exchange Option, Buy EUR/PLN, strike @ PLN 4.0000, expires January 2014		550,000	1,589
Foreign Exchange Option, Buy EUR/TRY, strike @ TRY 2.3300, expires June 2013		620,000	200
Foreign Exchange Option, Buy EUR/ZAR, strike @ ZAR 11.8000, expires June 2013		250,000	11

	Face amount covered by contracts		Value
Foreign Exchange Option, Buy EUR/ZAR, strike @ ZAR 11.5000, expires July 2013	EUR	180,000	$20
Foreign Exchange Option, Buy EUR/ZAR, strike @ ZAR 12.0000, expires July 2013		190,000	286
Foreign Exchange Option, Buy EUR/ZAR, strike @ ZAR 11.5000, expires October 2013		350,000	978
Foreign Exchange Option, Buy GBP/BRL, strike @ BRL 2.9000, expires June 2013	GBP	260,000	7
Foreign Exchange Option, Buy GBP/BRL, strike @ BRL 2.9000, expires September 2013		440,000	864
Foreign Exchange Option, Buy GBP/MXN, strike @ MXN 18.8000, expires September 2013		350,000	6,510
Foreign Exchange Option, Buy GBP/RUB, strike @ RUB 45.9000, expires September 2013		680,000	2,015
Foreign Exchange Option, Buy GBP/ZAR, strike @ ZAR 13.2000, expires September 2013		830,000	936
Foreign Exchange Option, Buy USD/BRL, strike @ BRL 2.0400, expires June 2013		$270,000	162
Foreign Exchange Option, Buy USD/BRL, strike @ BRL 1.9000, expires April 2014		1,830,000	4,690
Foreign Exchange Option, Buy USD/MXN, strike @ MXN 12.0000, expires July 2013		250,000	218
Foreign Exchange Option, Buy USD/MXN, strike @ MXN 12.0000, expires October 2013		620,000	3,259
Foreign Exchange Option, Buy USD/RUB, strike @ RUB 31.0000, expires June 2013		260,000	3

Strategic Global Income Fund, Inc.

Portfolio of investments—May 31, 2013

(unaudited)

	Face amount covered by contracts	Value
Options Purchased—(concluded)
Put Options—(concluded)
Foreign Exchange Option, Buy USD/SAR, strike @ SAR 3.7468, expires July 2013	$7,487,500	$924
Foreign Exchange Option, Buy USD/ZAR, strike @ ZAR 9.4200, expires June 2013	270,000	257
Foreign Exchange Option, Buy USD/ZAR, strike @ ZAR 9.0000, expires June 2013	370,000	57
Foreign Exchange Option, Buy USD/ZAR, strike @ ZAR 8.5000, expires July 2013	550,000	33
Foreign Exchange Option, Buy USD/ZAR, strike @ ZAR 8.4000, expires August 2013	890,000	56
Foreign Exchange Option, Buy USD/ZAR, strike @ ZAR 9.0000, expires September 2013	340,000	752
		38,383
	Notional Amount
Options purchased on interest rate swaps[3]: 1.16%
Expiring 06/14/13. If option exercised the Fund pays quarterly floating 3 month USD LIBOR and receives semi-annually 3.410%. Underlying interest rate swap terminating 06/18/18. European style. Counterparty: DB	8,560,000	906,761

	Notional Amount		Value
Expiring 06/14/21. If option exercised the Fund pays quarterly floating 3 month USD LIBOR and receives semi-annually 5.080%. Underlying interest rate swap terminating 6/16/26. European style. Counterparty: DB		$4,210,000	$260,494
Expiring 11/02/15. If option exercised the Fund pays semi-annually 6.000% and receives quarterly floating 3 month USD LIBOR. Underlying interest rate swap terminating 11/04/25. European style. Counterparty: DB		14,000,000	67,225
Expiring 12/08/14. If option exercised the Fund pays quarterly floating 3 month EURIBOR and receives annually 2.325%. Underlying interest rate swap terminating 12/10/15. European style. Counterparty: BB	EUR	48,000,000	1,110,140
			2,344,620
Total options purchased (cost $1,621,992)			2,472,702
Total investments: 101.56% (cost $200,675,418)			206,265,190

Liabilities, in excess of cash and other assets: (1.56%)			(3,159,723)
Net assets: 100.00%			$203,105,467

Strategic Global Income Fund, Inc.

Portfolio of investments—May 31, 2013

(unaudited)

Notes to portfolio of investments

Aggregate cost for federal income tax purposes was substantially the same as for book purposes; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$14,012,439
Gross unrealized depreciation	(8,422,667)
Net unrealized appreciation of investments	$5,589,772

For a listing of defined portfolio acronyms, counterparty abbreviations and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 26. Portfolio footnotes begin on page 25.

Forward foreign currency contracts

Counterparty	Contracts to deliver		In exchange for		Maturity date	Unrealized appreciation/ (depreciation)
BB	ARS	1,289,000	USD	238,483	06/11/13	$(4,220)
BB	AUD	4,230,555	EUR	3,210,000	07/25/13	139,930
BB	AUD	4,160,000	JPY	404,333,280	07/25/13	59,708
BB	BRL	928,000	USD	435,292	06/04/13	2,012
BB	CAD	8,521,298	GBP	5,445,000	07/25/13	61,379
BB	CLP	2,083,610,000	USD	4,344,022	06/14/13	192,948
BB	EUR	3,220,000	GBP	2,717,384	07/25/13	(59,086)
BB	EUR	3,220,000	SEK	27,639,955	07/25/13	(18,268)
BB	EUR	3,210,000	USD	4,119,200	07/25/13	(54,228)
BB	GBP	405,842	SGD	775,000	06/28/13	(3,366)
BB	GBP	248,000	USD	374,775	06/28/13	(1,972)
BB	JPY	418,721,017	USD	4,132,500	07/25/13	(36,697)
BB	KRW	463,634,000	USD	412,500	06/28/13	2,633
BB	MXN	8,255,000	USD	650,000	06/03/13	3,980
BB	MXN	11,361,000	USD	896,560	06/04/13	7,472
BB	MXN	21,062,800	USD	1,642,772	06/04/13	(5,560)
BB	SGD	57,000	USD	46,580	07/08/13	1,483
BB	USD	232,973	ARS	1,293,000	06/11/13	10,484
BB	USD	437,478	BRL	928,000	06/04/13	(4,197)
BB	USD	54,596	BRL	117,000	06/28/13	(250)
BB	USD	357,641	BRL	754,000	07/03/13	(7,800)
BB	USD	2,015,598	CNY	12,664,000	06/14/13	46,910
BB	USD	4,153,348	EUR	3,210,000	07/25/13	20,080
BB	USD	1,416,541	HUF	328,000,000	06/14/13	19,142
BB	USD	491,998	INR	27,360,000	06/14/13	(8,551)
BB	USD	6,632,828	JPY	654,300,000	07/25/13	(117,976)
BB	USD	2,131,938	KRW	2,325,091,900	06/14/13	(74,925)
BB	USD	412,229	KRW	463,634,000	06/28/13	(2,362)
BB	USD	1,642,964	MXN	21,062,800	06/03/13	5,368
BB	USD	151,406	MXN	1,942,000	06/04/13	571
BB	USD	2,424,002	MXN	30,830,800	06/04/13	(11,246)
BB	USD	214,035	MXN	2,678,000	06/28/13	(4,957)
BB	USD	4,150,000	SEK	27,181,230	07/25/13	(51,015)
BB	USD	46,329	SGD	57,000	07/08/13	(1,232)
BB	USD	54,652	ZAR	553,000	06/28/13	112
BB	USD	120,326	ZAR	1,200,000	06/28/13	(1,487)
BB	USD	80,492	ZAR	826,000	07/03/13	1,248
CSI	BRL	1,146,600	USD	546,478	06/04/13	11,134
CSI	BRL	5,282,850	USD	2,658,707	06/14/13	197,092
CSI	BRL	1,411,000	USD	655,974	06/28/13	562
CSI	CAD	4,260,000	SEK	27,409,845	07/25/13	29,661
CSI	CNY	10,640,000	USD	1,719,951	06/14/13	(12,919)
CSI	IDR	9,991,930,000	USD	1,020,105	06/14/13	1,198

Strategic Global Income Fund, Inc.

Portfolio of investments—May 31, 2013

(unaudited)

Forward foreign currency contracts (continued)

Counterparty	Contracts to deliver		In exchange for		Maturity date	Unrealized appreciation/ (depreciation)
CSI	INR	56,380,000	USD	1,019,604	06/14/13	$23,378
CSI	KRW	961,232,000	USD	882,269	06/14/13	31,865
CSI	MXN	12,807,800	USD	1,010,000	06/03/13	7,688
CSI	MXN	749,000	USD	59,308	06/04/13	693
CSI	USD	116,577	ARS	647,000	06/11/13	5,246
CSI	USD	238,262	ARS	1,289,000	06/14/13	3,920
CSI	USD	540,645	BRL	1,146,600	06/04/13	(5,301)
CSI	USD	764,919	BRL	1,600,000	06/28/13	(21,715)
CSI	USD	1,573,406	CLP	743,255,000	06/14/13	(92,656)
CSI	USD	208,333	CNY	1,300,000	06/14/13	3,390
CSI	USD	1,233,024	INR	68,080,000	06/14/13	(30,061)
CSI	USD	415,214	MXN	5,321,000	06/04/13	1,196
CSI	USD	518,604	MXN	6,300,000	06/14/13	(26,071)
CSI	USD	109,333	MXN	1,403,000	06/28/13	203
CSI	USD	322,035	ZAR	3,244,000	07/03/13	(1,013)
DB	BRL	5,226,800	USD	2,477,653	06/04/13	37,275
DB	BRL	1,350,000	USD	666,996	06/14/13	37,946
DB	BRL	550,000	USD	256,470	07/03/13	1,281
DB	EUR	368,165	TRY	909,000	08/29/13	1,211
DB	MXN	13,840,000	USD	1,109,161	06/14/13	27,152
DB	PLN	6,140,000	USD	1,879,228	06/14/13	13,813
DB	UAH	7,137,000	USD	771,564	02/03/14	(34,850)
DB	USD	2,475,293	BRL	5,226,800	06/04/13	(34,917)
DB	USD	546,479	BRL	1,164,000	06/11/13	(3,733)
DB	USD	164,919	BRL	346,000	07/03/13	(4,382)
DB	USD	1,341,077	THB	39,830,000	06/14/13	(26,199)
DB	USD	1,863,701	TRY	3,402,000	06/14/13	(49,324)
DB	USD	1,543,272	TWD	45,650,000	06/14/13	(17,385)
DB	USD	207,019	ZAR	2,119,000	07/05/13	2,613
DB	ZAR	27,198,860	USD	2,950,529	06/14/13	251,344
GSI	BRL	250,000	USD	122,399	06/14/13	5,908
GSI	GBP	2,710,000	AUD	4,146,083	07/25/13	(163,168)
GSI	HUF	391,890,000	USD	1,723,237	06/14/13	7,903
GSI	KRW	1,267,373,300	USD	1,121,718	06/14/13	470
GSI	MXN	17,647,000	USD	1,373,842	06/14/13	(5,797)
GSI	RON	1,750,000	USD	512,745	06/14/13	(4,805)
GSI	TRY	3,402,000	USD	1,852,638	06/14/13	38,261
GSI	UAH	1,611,000	USD	162,892	02/03/14	(19,136)
GSI	USD	116,577	ARS	647,000	06/11/13	5,246
GSI	USD	4,150,000	CHF	3,943,870	07/25/13	(23,498)
GSI	USD	296,459	HUF	67,400,000	06/14/13	(1,444)
GSI	USD	1,130,792	MXN	14,000,000	06/14/13	(36,275)
GSI	USD	770,869	TRY	1,400,130	06/14/13	(24,143)
GSI	USD	295,174	ZAR	2,892,000	06/28/13	(8,773)
HSBC	CHF	19,565,000	USD	20,823,511	07/25/13	352,494
HSBC	GBP	5,500,000	CHF	7,949,409	07/25/13	(36,236)
HSBC	JPY	417,955,200	AUD	4,160,000	07/25/13	(195,343)
JPMCB	AUD	5,385,000	USD	5,483,373	07/25/13	349,204
JPMCB	CAD	4,298,454	USD	4,150,000	07/25/13	9,157
JPMCB	EUR	3,225,000	SEK	27,748,339	07/25/13	(8,424)
JPMCB	EUR	1,410,000	USD	1,832,626	07/25/13	(562)
JPMCB	USD	233,036	ARS	1,305,000	06/11/13	12,681
JPMCB	USD	288,029	ARS	1,600,000	06/14/13	12,585
JPMCB	USD	4,150,000	CAD	4,269,230	07/25/13	(37,309)
JPMCB	USD	1,055,322	DKK	6,050,000	07/25/13	34

Strategic Global Income Fund, Inc.

Portfolio of investments—May 31, 2013

(unaudited)

Forward foreign currency contracts (concluded)

Counterparty	Contracts to deliver		In exchange for		Maturity date	Unrealized appreciation/ (depreciation)
JPMCB	USD	4,150,000	JPY	404,103,345	07/25/13	$(126,351)
JPMCB	USD	520,291	RON	1,750,000	06/14/13	(2,741)
JPMCB	USD	2,948,386	ZAR	27,198,860	06/14/13	(249,201)
MLI	BRL	550,000	USD	256,291	07/03/13	1,102
MLI	MXN	5,610,000	USD	440,000	06/04/13	973
MLI	TWD	45,110,000	USD	1,502,415	06/14/13	(5,423)
MLI	USD	196,973	BRL	410,000	06/28/13	(6,528)
MLI	USD	54,690	MXN	689,000	06/04/13	(770)
MSCI	EUR	3,200,000	SEK	27,512,727	07/25/13	(11,451)
MSCI	GBP	5,560,000	AUD	8,372,705	07/25/13	(462,190)
MSCI	JPY	413,718,047	USD	4,132,500	07/25/13	13,118
RBS	USD	349,522	ARS	1,948,000	06/11/13	17,264
SEB	SEK	64,210,000	USD	9,700,833	07/25/13	17,833
SEB	USD	8,088,223	NOK	47,930,000	07/25/13	62,987
SSB	EUR	4,820,000	USD	6,243,635	07/25/13	(23,008)
SSB	USD	6,679,167	CAD	6,875,000	07/25/13	(56,251)
SSB	USD	6,100,624	CHF	5,950,000	07/25/13	124,908
SSB	USD	12,664,122	GBP	8,320,000	07/25/13	(27,152)
Net unrealized depreciation on forward foreign currency contracts						$(68,451)

Futures contracts

	Expiration date	Cost/ (proceeds)	Value	Unrealized depreciation
US Treasury futures buy contracts:
US Long Bond, 21 contracts (USD)	September 2013	$2,942,656	$2,940,656	$(2,000)
Interest rate futures buy contracts:
Long Gilt, 72 contracts (GBP)	September 2013	12,731,669	12,669,243	(62,426)
Interest rate futures sell contracts:
Euro-Bund, 75 contracts (EUR)	September 2013	(14,004,107)	(14,012,930)	(8,823)
Net unrealized depreciation on futures contracts				$(73,249)

Options written

	Expiration date	Premiums received	Value
Call options
Foreign Exchange Option, Sell EUR/BRL, EUR 190,000 face amount covered by contracts, strike @ BRL 2.7700	July 2013	$2,410	$(5,847)
Foreign Exchange Option, Sell EUR/BRL, EUR 190,000 face amount covered by contracts, strike @ BRL 2.7700	July 2013	2,322	(5,925)
Foreign Exchange Option, Sell EUR/BRL, EUR 210,000 face amount covered by contracts, strike @ BRL 2.6800	August 2013	4,388	(13,757)
Foreign Exchange Option, Sell USD/BRL, USD 440,000 face amount covered by contracts, strike @ BRL 2.0300	June 2013	3,705	(21,505)
Foreign Exchange Option, Sell USD/BRL, USD 250,000 face amount covered by contracts, strike @ BRL 2.0300	June 2013	2,187	(12,265)
Foreign Exchange Option, Sell USD/BRL, USD 340,000 face amount covered by contracts, strike @ BRL 2.0800	February 2014	12,888	(28,686)
Foreign Exchange Option, Sell USD/BRL, USD 720,000 face amount covered by contracts, strike @ BRL 2.2500	April 2014	17,447	(36,107)

Strategic Global Income Fund, Inc.

Portfolio of investments—May 31, 2013

(unaudited)

Options written (continued)

	Expiration date	Premiums received	Value
Put options
Foreign Exchange Option, Sell AUD/BRL, AUD 340,000 face amount covered by contracts, strike @ BRL 1.9000	November 2013	$2,386	$(2,937)
Foreign Exchange Option, Sell AUD/CLP, AUD 340,000 face amount covered by contracts, strike @ CLP 450.0000	November 2013	1,937	(1,737)
Foreign Exchange Option, Sell EUR/BRL, EUR 500,000 face amount covered by contracts, strike @ BRL 2.4400	June 2013	1,423	0
Foreign Exchange Option, Sell EUR/BRL, EUR 190,000 face amount covered by contracts, strike @ BRL 2.5500	June 2013	599	(3)
Foreign Exchange Option, Sell EUR/BRL, EUR 210,000 face amount covered by contracts, strike @ BRL 2.5600	June 2013	662	(5)
Foreign Exchange Option, Sell EUR/BRL, EUR 190,000 face amount covered by contracts, strike @ BRL 2.5500	July 2013	1,830	(161)
Foreign Exchange Option, Sell EUR/BRL, EUR 190,000 face amount covered by contracts, strike @ BRL 2.5600	July 2013	2,176	(189)
Foreign Exchange Option, Sell EUR/BRL, EUR 420,000 face amount covered by contracts, strike @ BRL 2.5000	August 2013	1,498	(298)
Foreign Exchange Option, Sell EUR/BRL, EUR 310,000 face amount covered by contracts, strike @ BRL 2.4000	September 2013	1,797	(84)
Foreign Exchange Option, Sell EUR/BRL, EUR 310,000 face amount covered by contracts, strike @ BRL 2.4000	September 2013	1,486	(88)
Foreign Exchange Option, Sell EUR/BRL, EUR 310,000 face amount covered by contracts, strike @ BRL 2.4000	September 2013	1,053	(100)
Foreign Exchange Option, Sell EUR/PLN, EUR 620,000 face amount covered by contracts, strike @ PLN 3.9000	October 2013	1,037	(161)
Foreign Exchange Option, Sell EUR/PLN, EUR 550,000 face amount covered by contracts, strike @ PLN 3.9000	January 2014	2,293	(591)
Foreign Exchange Option, Sell EUR/ZAR, EUR 250,000 face amount covered by contracts, strike @ ZAR 11.2000	June 2013	1,337	0
Foreign Exchange Option, Sell EUR/ZAR, EUR 180,000 face amount covered by contracts, strike @ ZAR 11.0000	July 2013	822	(1)
Foreign Exchange Option, Sell EUR/ZAR, EUR 380,000 face amount covered by contracts, strike @ ZAR 11.4000	July 2013	2,036	(43)
Foreign Exchange Option, Sell EUR/ZAR, EUR 350,000 face amount covered by contracts, strike @ ZAR 11.0000	October 2013	3,622	(292)
Foreign Exchange Option, Sell GBP/BRL, GBP 260,000 face amount covered by contracts, strike @ BRL 2.8000	June 2013	2,359	0
Foreign Exchange Option, Sell GBP/BRL, GBP 440,000 face amount covered by contracts, strike @ BRL 2.7500	September 2013	4,379	(122)
Foreign Exchange Option, Sell GBP/MXN, GBP 350,000 face amount covered by contracts, strike @ MXN 17.9000	September 2013	3,864	(1,723)
Foreign Exchange Option, Sell GBP/RUB, GBP 680,000 face amount covered by contracts, strike @ RUB 44.2000	September 2013	5,485	(542)
Foreign Exchange Option, Sell GBP/ZAR, GBP 830,000 face amount covered by contracts, strike @ ZAR 12.7500	September 2013	10,204	(289)
Foreign Exchange Option, Sell USD/BRL, USD 1,830,000 face amount covered by contracts, strike @ BRL 1.8000	April 2014	4,850	(1,343)
Foreign Exchange Option, Sell USD/MXN, USD 620,000 face amount covered by contracts, strike @ MXN 11.5000	October 2013	2,884	(860)
Foreign Exchange Option, Sell USD/ZAR, USD 250,000 face amount covered by contracts, strike @ ZAR 8.6500	June 2013	832	(3)
Foreign Exchange Option, Sell USD/ZAR, USD 680,000 face amount covered by contracts, strike @ ZAR 8.4000	September 2013	3,407	(173)

Strategic Global Income Fund, Inc.

Portfolio of investments—May 31, 2013

(unaudited)

Options written (concluded)

	Expiration date	Premiums received	Value
Options written on interest rate swaps[3]
If option exercised the Fund receives annually 3.325% and pays quarterly floating 3 month EURIBOR. Underlying interest rate swap terminating 12/10/15. European style. Counterparty: BB, Notional Amount EUR 48,000,000	December 2014	$233,238	$(11,003)
If option exercised the Fund receives quarterly floating 3 month EURIBOR and pays annually 1.825%. Underlying interest rate swap terminating 12/10/15. European style. Counterparty: BB, Notional Amount EUR 48,000,000	December 2014	270,235	(811,449)
If option exercised the Fund receives quarterly floating 3 month USD LIBOR and pays semi-annually 4.700%. Underlying interest rate swap terminating 06/16/21. European style. Counterparty: DB, Notional Amount USD 10,600,000	June 2016	417,885	(1,011,296)
If option exercised the Fund receives semi-annually 7.250% and pays quarterly floating 3 month USD LIBOR. Underlying interest rate swap terminating 11/04/25. European style. Counterparty: DB, Notional Amount USD 14,000,000	November 2015	257,600	(24,299)
If option exercised the Fund receives semi-annually 8.760% and pays quarterly floating 3 month USD LIBOR. Underlying interest rate swap terminating 11/04/25. European style. Counterparty: DB, Notional Amount USD 14,000,000	November 2015	166,600	(7,707)
Options written on credit default swaps on credit indices[3]
If option exercised payment from the counterparty will be received upon the occurrence of a failure to pay, obligation acceleration, repudiation or restructuring of the referenced obligation specified in the CDX.NA.HY Series 19 Index and Fund pays quarterly fixed rate of 5.000%. Underlying credit default swap terminating 6/19/13. European style. Counterparty: JPMCB, Notional Amount USD 10,500,000	June 2013	131,250	(9,175)
If option exercised payment from the counterparty will be received upon the occurrence of a failure to pay, obligation acceleration, repudiation or restructuring of the referenced obligation specified in the CDX.NA.HY Series 20 Index and Fund pays quarterly fixed rate of 5.000%. Underlying credit default swap terminating 6/19/13. European style. Counterparty: MLI, Notional Amount USD 11,500,000	June 2013	88,550	(140,621)
Total options written		$1,676,963	$(2,151,387)

Written options activity for the period ended May 31, 2013 was as follows:

	Number of contracts	Premiums received
Options outstanding at November 30, 2012	200	$89,300
Options written	1,173	85,069
Options terminated in closing purchase transactions	(1,373)	(174,369)
Options expired prior to exercise	—	—
Options outstanding at May 31, 2013	—	$—

Swaptions and foreign exchange written options activity for the period ended May 31, 2013 was as follows:

Premiums received
Swaptions & foreign exchange options outstanding at November 30, 2012	$2,423,732
Swaptions & foreign exchange options written	890,771
Swaptions & foreign exchange options terminated in closing purchase transactions	(1,636,770)
Swaptions & foreign exchange options expired prior to exercise	(770)
Swaptions & foreign exchange options outstanding at May 31, 2013	$1,676,963

Strategic Global Income Fund, Inc.

Portfolio of investments—May 31, 2013

(unaudited)

Currency swap agreements3

Counterparty	Pay contracts		Receive contracts		Termination date	Pay rate[18]	Receive rate[18]	Upfront payments (made)/ received	Value	Unrealized appreciation/ (depreciation)
BB	AUD	22,328,244	USD	23,400,000	12/24/13	3 month BBSW	3 month USD LIBOR	$—	$1,869,135	$1,869,135
BB	INR	249,400,000	USD	4,831,453	12/05/16	4.500%	6 month USD LIBOR	—	499,888	499,888
BB	USD	23,400,000	AUD	22,328,244	12/24/22	3 month USD LIBOR	3 month BBSW	—	(1,860,893)	(1,860,893)
MLI	CAD	21,865,500	USD	22,419,256	03/16/40	3 month BA	3 month USD LIBOR	(1,162,605)	1,190,821	28,216
MLI	USD	22,419,256	CAD	21,865,500	03/16/20	3 month USD LIBOR	3 month BA	1,162,605	(1,046,910)	115,695
								$—	$652,041	$652,041

Interest rate swap agreements

Counterparty	Notional amount		Termination date	Payments made by the Fund[18]	Payments received by the Fund[18]	Upfront payments (made)/ received	Value	Unrealized appreciation/ (depreciation)
BB	USD	1,530,000	06/16/26	3.624%	3 month LIBOR (USD BBA)	$—	$27,374	$27,374
CITI	KRW	4,800,000,000	08/26/16	3.410	3 month CD KSDA	—	(77,315)	(77,315)
CITI	USD	42,400,000	11/24/18	1 month LIBOR (USD BBA)	3 month LIBOR (USD BBA)	—	180,204	180,204
CSI	CAD	36,375,000	02/11/14	2.775	3 month BA	—	(516,002)	(516,002)
CSI	CAD	32,620,000	02/11/17	3 month BA	3.500	(293,326)	2,228,890	1,935,564
CSI	CAD	9,200,000	02/11/22	4.145	3 month BA	—	(1,302,043)	(1,302,043)
DB	EUR	8,200,000	05/04/22	2.130	6 month EURIBOR	467,871	(500,128)	(32,257)
DB	EUR	3,650,000	05/04/42	6 month EURIBOR	2.460	—	71,616	71,616
DB	ZAR	7,400,000	05/31/23	3 month JIBAR	7.480	—	—	—
GSI	TWD	140,000,000	08/26/16	1.280	3 month TWCPBA	—	(33,729)	(33,729)
JPMCB	CAD	36,375,000	02/11/14	3 month BA	2.775	—	516,002	516,002
JPMCB	CAD	32,620,000	02/11/17	3.500	3 month BA	—	(2,228,890)	(2,228,890)
JPMCB	CAD	9,200,000	02/11/22	3 month BA	4.145	—	1,302,043	1,302,043
JPMCB	EUR	8,200,000	05/04/22	6 month EURIBOR	2.130	—	500,128	500,128
JPMCB	EUR	3,650,000	05/04/42	2.460	6 month EURIBOR	—	(71,616)	(71,616)
JPMCB	USD	84,700,000	11/24/13	3 month LIBOR (USD BBA)	1 month LIBOR (USD BBA)	—	19,989	19,989
JPMCB	USD	105,000,000	02/12/16	0.825	3 month LIBOR (USD BBA)	—	82,773	82,773
JPMCB	USD	42,300,000	11/24/18	1 month LIBOR (USD BBA)	3 month LIBOR (USD BBA)	—	168,246	168,246
JPMCB	USD	105,000,000	07/03/42	1 month LIBOR (USD BBA)	3 month LIBOR (USD BBA)	—	197,333	197,333
MLI	CAD	105,000,000	02/08/16	3 month BA	1.785	—	(32,702)	(32,702)
MLI	CAD	22,140,000	04/09/17	3 month BA	1.978	—	216,414	216,414
MLI	CAD	7,480,000	02/04/21	3.725	3 month BA	194,693	(795,704)	(601,011)
MLI	CAD	7,410,000	02/04/31	3 month BA	4.310	—	1,360,755	1,360,755
MLI	CAD	2,620,000	02/04/41	4.208	3 month BA	—	(596,908)	(596,908)
MLI	USD	4,180,000	06/18/18	2.090	3 month LIBOR (USD BBA)	—	(173,326)	(173,326)
MLI	USD	3,770,000	06/16/21	3 month LIBOR (USD BBA)	3.171	—	61,951	61,951
MSCI	CAD	21,160,000	04/08/17	3.600	3 month BA	—	(1,491,899)	(1,491,899)
						$369,238	$(886,544)	$(517,306)

Strategic Global Income Fund, Inc.

Portfolio of investments—May 31, 2013

(unaudited)

Credit default swaps on corporate and sovereign issues—buy protection19

Counterparty	Referenced obligation[20]	Notional amount		Termination date	Payments made by the Fund[18]	Upfront payments (made)/ received	Value	Unrealized appreciation/ (depreciation)
BB	Aetna, Inc. Bond, 6.625%, due 06/15/36	USD	3,000,000	09/20/17	1.000%	$40,342	$(93,704)	$(53,362)
CITI	Weyerhaeuser Co. Bond, 7.125%, due 07/15/23	USD	3,000,000	09/20/17	1.000	(96,189)	(39,819)	(136,008)
CITI	Commerzbank AG Bond, 4.000%, due 09/16/20	EUR	1,600,000	06/20/18	1.000	(57,445)	62,143	4,698
JPMCB	Government of Japan Bond, 2.000%, due 03/21/22	USD	4,000,000	12/20/17	1.000	20,131	(56,369)	(36,238)
MLI	XLIT Ltd. Bond, 6.250%, due 05/15/27	USD	3,000,000	09/20/17	1.000	(32,170)	(68,562)	(100,732)
MLI	Nucor Corp. Bond, 5.750%, due 12/01/17	USD	3,025,000	03/20/18	1.000	40,282	(54,864)	(14,582)
MLI	Allstate Corp. Bond, 6.750%, due 05/15/18	USD	3,025,000	03/20/18	1.000	58,482	(88,059)	(29,577)
MSCI	Deutsche Bank AG Bond, 5.125%, due 08/31/17	EUR	1,750,000	06/20/17	1.000	(94,483)	(19,284)	(113,767)
						$(121,050)	$(358,518)	$(479,568)

Credit default swaps on credit indices—sell protection21

Counterparty	Referenced Index[20]	Notional amount		Termination date	Payments received by the Fund[18]	Upfront payments received	Value	Unrealized appreciation	Credit spread[22]
MLI	CDX.NA.HY.Series 15 Index	USD	4,000,000	12/20/15	5.000%	$295,000	$362,431	$657,431	1.839%

Credit default swaps on corporate and sovereign issues—sell protection21

Counterparty	Referenced obligation[20]	Notional amount		Termination date	Payments received by the Fund[18]	Upfront payments (made)/ received	Value	Unrealized appreciation/ (depreciation)	Credit spread[22]
BB	UnitedHealth Group, Inc. Bond, 6.000%, due 02/15/18	USD	3,000,000	09/20/17	1.000%	$11,776	$87,911	$99,687	0.360%
BB	Lloyds TSB Bank PLC Bond, 3.375%, due 04/20/15	EUR	1,600,000	06/20/18	1.000	62,351	(43,738)	18,613	1.478
CITI	Georgia-Pacific LLC Bond, 7.750%, due 11/15/29	USD	3,000,000	09/20/17	1.000	75,129	39,841	114,970	0.734
CITI	Republic of Korea Bond, 4.875%, due 09/22/14	USD	800,000	06/20/18	1.000	(7,198)	10,453	3,255	0.775
JPMCB	Republic of China Bond, 4.250%, due 10/28/14	USD	4,000,000	12/20/17	1.000	(16,042)	47,797	31,755	0.777
MLI	JPMorgan Chase & Co. Bond, 4.750%, due 03/01/15	USD	3,000,000	09/20/17	1.000	45,158	48,185	93,343	0.668
MLI	Barrick Gold Corp. Bond, 5.800%, due 11/15/34	USD	3,025,000	03/20/18	1.000	59,443	(100,588)	(41,145)	1.771
MLI	Hartford Financial Services Group, Inc. Bond, 6.000%, due 01/15/19	USD	3,025,000	03/20/18	1.000	33,599	7,507	41,106	0.990
						$264,216	$97,368	$361,584

Strategic Global Income Fund, Inc.

Portfolio of investments—May 31, 2013

(unaudited)

Total return swap agreements3

Counterparty	Notional amount		Termination date	Payments made by the Fund[18]	Payments received by the Fund[18]	Upfront payments	Value	Unrealized depreciation
JPMCB	GBP	6,710,000	12/20/13	3 month USD LIBOR	—[23]	$—	$(160,476)	$(160,476)

The following is a summary of the fair valuations according to the inputs used as of May 31, 2013 in valuing the Fund’s investments:

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Corporate bonds	$—	$71,494,690	$—	$71,494,690
Asset-backed security	—	49,019	—	49,019
Collateralized debt obligations	—	5,301,568	2,939,978	8,241,546
Commercial mortgage-backed securities	—	14,175,846	—	14,175,846
Mortgage & agency debt securities	—	19,648,812	1,145,361	20,794,173
Municipal bonds	—	4,631,069	—	4,631,069
US government obligations	—	9,230,152	—	9,230,152
Non-US government obligations	—	57,011,826	—	57,011,826
Structured notes	—	7,168,529	—	7,168,529
Supranational bonds	—	3,023,725	—	3,023,725
Common stock	17,425	—	—	17,425
Preferred stock	—	—	10	10
Short-term investment	—	7,954,478	—	7,954,478
Options purchased	—	2,472,702	—	2,472,702
Forward foreign currency contracts, net	—	(68,451)	—	(68,451)
Futures contracts, net	(73,249)	—	—	(73,249)
Options written	—	(2,151,387)	—	(2,151,387)
Swap agreements, net	—	(293,698)	—	(293,698)
Total	$(55,824)	$199,648,880	$4,085,349	$203,678,405

Level 3 rollforward disclosure

The following is a rollforward of the Fund’s investments that were valued using unobservable inputs for the period:

	Collateralized debt obligations	Mortgage & agency debt securities	Preferred stock	Total
Assets
Beginning balance	$4,798,347	$608,192	$10	$5,406,549
Purchases	1,083,610	—	—	1,083,610
Issuances	—	—	—	—
Sales	(4,280,625)	—	—	(4,280,625)
Accrued discounts (premiums)	—	(82,415)	—	(82,415)
Total realized gain	1,877,925	—	—	1,877,925
Change in net unrealized appreciation/depreciation	(1,683,059)	20,184	—	(1,662,875)
Transfers into Level 3	1,143,780	599,400	—	1,743,180
Transfers out of Level 3	—	—	—	—
Ending balance	$2,939,978	$1,145,361	$10	$4,085,349

The change in net unrealized appreciation relating to the Level 3 investments held at May 31, 2013 was $318,727. Transfers into Level 3 represent the value at the end of the period. At May 31, 2013, securities were transferred from Level 2 to Level 3 as the valuations are based primarily on unobservable inputs.

Strategic Global Income Fund, Inc.

Portfolio of investments—May 31, 2013

(unaudited)

Portfolio footnotes

*	Non-income producing security.
[1]

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At May 31, 2013, the value of these securities amounted to $18,809,263 or 9.26% of net assets.

[2]

Security exempt from registration pursuant to Regulation S under the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. At May 31, 2013, the value of these securities amounted to $27,056,728 or 13.32% of net assets.

[3]	Security is illiquid. At May 31, 2013, the value of these securities and other illiquid derivative instruments amounted to $12,193,823 or 6.00% of net assets.
[4]	Variable or floating rate security—The interest rate shown is the current rate as of May 31, 2013 and changes periodically.
[5]	Perpetual bond security. The maturity date reflects the next call date.
[6]

On September 7, 2008, the Federal Housing Finance Agency placed the Federal Home Loan Mortgage Corporation and the Federal National Mortgage Association into conservatorship, and the US Treasury guaranteed the debt issued by those organizations.

[7]	All or a portion of this security has been designated as collateral for open swap agreements.
[8]	Security pays, when required, a floating rate that is determined annually based on the Argentina GDP.
[9]	Rate shown reflects annualized yield at May 31, 2013 on zero coupon bond.
[10]

Debt security whose principal and/or interest payments are adjusted for inflation, unlike debt securities that make fixed principal and interest payments. The interest rate paid by the securities is fixed, while the principal value rises or falls based on changes in an index. Thus, if inflation occurs, the principal and interest payments on the securities are adjusted accordingly to protect investors from inflationary loss. During a deflationary period, the principal and interest payments decrease, although the securities’ principal amounts will not drop below their face amounts at maturity. In exchange for the inflation protection, the securities generally pay lower interest rates than typical government securities from the issuer’s country. Only if inflation occurs will securities offer a higher real yield than a conventional security of the same maturity.

[11]	Step bond—Coupon rate increases in increments to maturity. Rate disclosed is as of May 31, 2013. Maturity date disclosed is the ultimate maturity date.
[12]	Amount represents less than 0.005%.
[13]	Security is being fair valued by a valuation committee under the direction of the Board of Directors. At May 31, 2013, the value of this security amounted to $10 or 0.00% of net assets.
[14]	This security, which represents 0.00% of net assets as of May 31, 2013, is considered restricted. (See restricted security table below for more information.)

Restricted security	Acquisition Date	Acquisition cost	Acquisition cost as a percentage of net assets	Value 05/31/13	Value as a percentage of net assets
Washington Mutual Funding Tranche III 9.750%, 12/15/17	5/17/12	$0	0.00%	$10	0.00%

[15]	This security is subject to perpetual call and may be called in full or partially on or anytime after the next call date. Maturity date reflects the next call date.
[16]	Security is in default.
[17]	The table below details the Fund’s investments in a fund advised by the same advisor as the Fund. The advisor does not earn a management fee from the affiliated UBS Relationship Fund.

Security description	Value 11/30/12	Purchases during the six months ended 05/31/2013	Sales during the six months ended 05/31/2013	Value 05/31/2013	Income earned from affiliate for the six months ended 05/31/2013
UBS Cash Management Prime Relationship Fund	$10,963,080	$42,131,449	$45,140,051	$7,954,478	$4,558

[18]	Payments made or received are based on the notional amount.
[19]

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

[20]	Payments from/to the counterparty will be received/made upon the occurrence of bankruptcy and/or restructuring event with respect to the referenced index/obligation.

Strategic Global Income Fund, Inc.

Portfolio of investments—May 31, 2013

(unaudited)

[21]

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

[22]

Credit spreads, represented in absolute terms, utilized in determining the market value as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default or other credit event occurring for the credit derivative. The credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity.

[23]	Payment is based on the performance of the underlying iBoxx GBP Corporates Total Return Index.

Portfolio acronyms

BA	Canadian Bankers’ Acceptance Rate
BBA	British Banking Association
BBSW	Bank Bill Swap Reference Rate (Australian Financial Market)
CD KSDA	Korean Securities Dealer Association 91-day Certificate of Deposit Rate
CDO	Collateralized debt obligations
CLO	Collateralized loan obligations
EURIBOR	Euro Interbank Offered Rate
GDP	Gross Domestic Product
IO	Interest only—This security entitles the holder to receive interest payments from an underlying pool of mortgages. The risk associated with this security is related to the speed of the principal paydowns. High prepayments would result in a smaller amount of interest being received and cause the yield to decrease. Low prepayments would result in a greater amount of interest being received and cause the yield to increase.
JIBAR	Johannesburg Interbank Agreed Rate
LIBOR	London Interbank Offered Rate
OJSC	Open joint stock company

REMIC	Real Estate Mortgage Investment Conduit
TIPS	Treasury inflation protected securities (“TIPS”) are debt securities issued by the US Treasury whose principal and/or interest payments are adjusted for inflation, unlike debt securities that make fixed principal and interest payments. The interest rate paid by the TIPS is fixed, while the principal value rises or falls based on changes in a published Consumer Price Index (“CPI”). Thus, if inflation occurs, the principal and interest payments on the TIPS are adjusted accordingly to protect investors from inflationary loss. During a deflationary period, the principal and interest payments decrease, although the TIPS principal amounts will not drop below their face amounts at maturity. In exchange for the inflation protection, the TIPS generally pay lower interest rates than typical US Treasury securities. Only if inflation occurs will TIPS offer a higher real yield than a conventional Treasury security of the same maturity.
TWCPBA	Taiwan Secondary Markets Bills Rate

Counterparty abbreviations

BB	Barclays Bank PLC
CITI	Citibank NA
CSI	Credit Suisse International
DB	Deutsche Bank AG
GSI	Goldman Sachs International
HSBC	HSBC Bank PLC

JPMCB	JPMorgan Chase Bank
MLI	Merrill Lynch International
MSCI	Morgan Stanley & Co. International PLC
RBS	Royal Bank of Scotland PLC
SEB	Skandinaviska Enskilda Banken AB
SSB	State Street Bank & Trust

Currency abbreviations

ARS	Argentine Peso
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CLP	Chilean Peso
CNY	Chinese Yuan
DKK	Danish Krone
EUR	Euro
GBP	Great Britain Pound
HUF	Hungarian Forint
IDR	Indonesian Rupiah
INR	Indian Rupee
JPY	Japanese Yen
KRW	Korean Won

MXN	Mexican Peso
NGN	Nigerian Naira
NOK	Norwegian Krone
PLN	Polish Zloty
RON	Romanian Leu
RUB	Russian Ruble
SAR	Saudi Arabian Riyal
SEK	Swedish Krona
SGD	Singapore Dollar
THB	Thai Baht
TRY	Turkish Lira
TWD	New Taiwan Dollar
UAH	Ukrainian Hryvnia
USD	United States Dollar
ZAR	South African Rand

See accompanying notes to financial statements.

Strategic Global Income Fund, Inc.

Statement of assets and liabilities — May 31, 2013

(unaudited)

Assets:
Investments in securities of unaffiliated issuers, at value (cost—$192,720,940)	$198,310,712
Investment in affiliated issuer, at value (cost—$7,954,478)	7,954,478
Total investments, at value (cost—$200,675,418)	$206,265,190
Foreign currency, at value (cost—$800,905)	786,174
Interest receivable	2,648,150
Receivable for investments sold	1,056,110
Foreign tax reclaims receivable	20,723
Due from broker	269,110
Cash collateral for futures contracts	576,221
Outstanding swap agreements, at value[1]	11,159,830
Unrealized appreciation on forward foreign currency contracts	2,297,449
Other assets	16,535
Total assets	225,095,492
Liabilities:
Outstanding swap agreements, at value[1]	11,453,528
Payable for investments purchased	4,657,456
Unrealized depreciation on forward foreign currency contracts	2,365,900
Options written, at value (premiums received—$1,676,963)	2,151,387
Due to custodian	1,106,856
Payable for investment advisory and administration fees	167,754
Directors’ fees payable	4,989
Accrued expenses and other liabilities	82,155
Total liabilities	21,990,025
Net assets:[2]
Capital stock—$0.001 par value; 100,000,000 shares authorized; 18,258,828 shares issued and outstanding	$206,059,202
Distributions in excess of net investment income	(347,257)
Accumulated net realized loss	(8,057,025)
Net unrealized appreciation	5,450,547
Net assets	$203,105,467
Net asset value per share	$11.12

[1]	Net upfront payments received by the Fund on outstanding swap agreements amounted to $807,404.
[2]

The actual sources of the Fund’s fiscal year 2013 dividends/distributions may be net investment income, net realized capital gains, return of capital or a combination of the foregoing and may be subject to retroactive recharacterization at the end of the Fund’s fiscal year based on tax regulations. Shareholders will be informed of the tax characteristics of dividends/distributions after the close of the 2013 fiscal year.

See accompanying notes to financial statements.

Strategic Global Income Fund, Inc.

Statement of operations

For the six months ended May 31, 2013 (unaudited)
Investment income:
Interest income, net of foreign withholding taxes of $48,259	$5,921,821
Affiliated interest	4,558
Total income	5,926,379
Expenses:
Investment advisory and administration fees	1,046,798
Custody and accounting fees	75,561
Professional fees	68,498
Reports and notices to shareholders	35,225
Listing fees	11,838
Transfer agency fees	8,383
Directors’ fees	7,267
Insurance expense	2,376
Other expenses	20,492
Total expenses	1,276,438
Less: Fee waivers by investment advisor and administrator	(52,321)
Net expenses	1,224,117
Net investment income	4,702,262
Realized and unrealized gains (losses) from investment activities:
Net realized gain (loss) on:
Investments	769,776
Futures contracts	(493,641)
Options written	864,402
Swap agreements	(5,091,090)
Forward foreign currency contracts	(4,388,350)
Foreign currency transactions	(13,124)
Change in net unrealized appreciation/depreciation on:
Investments	(5,153,436)
Futures contracts	(147,692)
Options written	215,122
Swap agreements	6,616,006
Forward foreign currency contracts	49,633
Translation of other assets and liabilities denominated in foreign currency	(16,425)
Net realized and unrealized loss from investment activities	(6,788,819)
Net decrease in net assets resulting from operations	$(2,086,557)

See accompanying notes to financial statements.

Strategic Global Income Fund, Inc.

Statement of changes in net assets

	For the six months ended May 31, 2013 (unaudited)	For the year ended November 30, 2012
From operations:
Net investment income	$4,702,262	$8,069,423
Net realized gain (loss)	(8,352,027)	9,499,332
Change in net unrealized appreciation	1,563,208	6,166,116
Net increase (decrease) in net assets resulting from operations	(2,086,557)	23,734,871
Dividends and distributions to shareholders from:
Net investment income	(6,333,987)[1]	(8,417,320)
Net realized gains	(2,083,332)[1]	(9,270,007)
Total dividends and distributions to shareholders	(8,417,319)	(17,687,327)
Net increase (decrease) in net assets	(10,503,876)	6,047,544
Net assets:
Beginning of period	213,609,343	207,561,799
End of period	$203,105,467	$213,609,343
Accumulated undistributed/(distributions in excess of) net investment income	$(347,257)[1]	$1,284,468

[1]

The actual sources of the Fund’s fiscal year 2013 dividends/distributions may be net investment income, net realized capital gains, return of capital or a combination of the foregoing and may be subject to retroactive recharacterization at the end of the Fund’s fiscal year based on tax regulations. Shareholders will be informed of the tax characteristics of dividends/distributions after the close of the 2013 fiscal year.

See accompanying notes to financial statements.

Strategic Global Income Fund, Inc.

Financial highlights

Selected data for a share of common stock outstanding throughout each period is presented below:

	For the six months ended May 31, 2013 (unaudited)	For the years ended November 30,
		2012	2011	2010	2009	2008
Net asset value, beginning of period	$11.70	$11.37	$12.12	$11.94	$9.34	$11.40
Net investment income[1]	0.26	0.44	0.46	0.51	0.55	0.68
Net realized and unrealized gains (losses)	(0.38)	0.86	0.56	0.55	2.83	(1.76)
Net increase (decrease) from operations	(0.12)	1.30	1.02	1.06	3.38	(1.08)
Dividends from net investment income	(0.35)[2]	(0.46)	(1.26)	(0.84)	(0.78)	(0.90)
Distributions from net realized gains	(0.11)[2]	(0.51)	(0.51)	(0.04)	—	(0.08)
Total dividends and distributions	(0.46)	(0.97)	(1.77)	(0.88)	(0.78)	(0.98)
Net asset value, end of period	$11.12	$11.70	$11.37	$12.12	$11.94	$9.34
Market price, end of period	$10.07	$10.71	$10.52	$11.74	$10.63	$7.53
Total net asset value return[3]	(1.08)%	12.13%	8.93%	9.23%	37.82%	(10.52)%
Total market price return[4]	(1.88)%	11.42%	4.54%	19.42%	53.96%	(20.13)%
Ratios to average net assets:
Expenses before fee waivers	1.22%[5]	1.22%	1.22%	1.23%	1.25%	1.21%
Expenses after fee waivers	1.17%[5]	1.17%	1.17%	1.18%	1.23%	1.21%
Net investment income	4.49%[5]	3.90%	3.95%	4.22%	5.30%	6.14%
Supplemental data:
Net assets, end of period (000’s)	$203,105	$213,609	$207,562	$221,217	$218,009	$170,468
Portfolio turnover rate	45%	182%	121%	59%	128%	102%

[1]	Calculated using the average shares method.
[2]

The actual sources of the Fund’s fiscal year 2013 dividends/distributions may be net investment income, net realized capital gains, return of capital or a combination of the foregoing and may be subject to retroactive recharacterization at the end of the Fund’s fiscal year based on tax regulations. Shareholders will be informed of the tax characteristics of dividends/distributions after the close of the 2013 fiscal year.

[3]

Total net asset value return is calculated assuming a $10,000 purchase of common stock at the current net asset value on the first day of each period reported and a sale at the current net asset value on the last day of each period reported, and assuming reinvestment of dividends and other distributions at the net asset value on the payable dates. Total net asset value return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or a sale of Fund shares. Total return based on net asset value is hypothetical as investors cannot purchase or sell Fund shares at the net asset value but only at market prices. Total net asset value return for the period of less than one year has not been annualized.

[4]

Total market price return is calculated assuming a $10,000 purchase of common stock at the current market price on the first day of each period reported and a sale at the current market price on the last day of each period reported, and assuming reinvestment of dividends and other distributions at prices obtained under the Fund’s Dividend Reinvestment Plan. Total market price return does not reflect brokerage commissions or the deduction of taxes that a shareholder would pay on Fund dividends/distributions or a sale of Fund shares. Total market price return for the period of less than one year has not been annualized.

[5]	Annualized.

See accompanying notes to financial statements.

Strategic Global Income Fund, Inc.

Notes to financial statements

(unaudited)

Organization and significant accounting policies

Strategic Global Income Fund, Inc. (the “Fund”) was incorporated in Maryland on November 15, 1991 and is registered with the US Securities and Exchange Commission (“SEC”) as a closed-end, non-diversified management investment company. The Fund’s primary investment objective is to achieve a high level of current income. As a secondary objective the Fund seeks capital appreciation, to the extent consistent with its primary objective.

In the normal course of business, the Fund enters into contracts that contain a variety of representations or that provide general indemnification for certain liabilities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative US generally accepted accounting principles (“US GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative US GAAP for SEC registrants. The Fund’s financial statements are prepared in accordance with US GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

Valuation of investments

The Fund calculates its net asset value based on the current market value, where available, for its portfolio securities. The Fund normally obtains market values for its securities and other instruments from independent pricing sources and broker-dealers. Independent pricing sources may use last reported sale prices, official market closing prices, current market quotations or valuations from computerized evaluation systems that derive values based on comparable securities or instruments. An evaluation system incorporates parameters such as security quality, maturity and coupon, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining the valuation of the portfolio securities or instruments. Securities and other instruments also may be valued based on appraisals derived from information concerning the security or instrument or similar securities or instruments received from recognized dealers in those holdings. Securities and instruments traded in the over-the counter (“OTC”) market and listed on The NASDAQ Stock Market, Inc. (“NASDAQ”) normally are valued at the NASDAQ Official Closing Price. Other OTC securities are valued at the last bid price on the valuation date prior to valuation. Securities and instruments which are listed on US and foreign stock exchanges normally are valued at the market close, the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. In cases where securities or instruments are traded on more than one exchange, the securities or instruments are valued on the exchange designated as the primary market by UBS Global Asset Management (Americas) Inc. (“UBS Global AM” or the “Advisor”), the investment advisor of the Fund. UBS Global AM is an indirect wholly owned asset management subsidiary of UBS AG, an internationally diversified organization with headquarters in Zurich and Basel, Switzerland and operations in many areas of the financial services industry. If a market value is not available from an independent pricing source for a particular security or instrument, that security or instrument is valued at fair value as determined in good faith by or under the direction of the Fund’s Board of Directors (the “Board”). Various factors may be reviewed in order to make a good faith determination of a security’s or instrument’s fair value. These factors include, but are not limited to, fundamental analytical data relating to the investment; the nature and duration of restrictions on disposition of the securities or instruments; and the evaluation of forces which influence the market in which the securities or instruments are purchased and sold. Foreign currency exchange rates are generally determined as of the close of the New York Stock Exchange (“NYSE”).

Certain securities or instruments in which the Fund invests are traded in markets that close before 4:00 p.m., Eastern time. Normally, developments that occur between the close of the foreign markets and 4:00 p.m., Eastern

Strategic Global Income Fund, Inc.

Notes to financial statements

(unaudited)

time, will not be reflected in the Fund’s net asset value. However, if the Fund determines that such developments are so significant that they will materially affect the value of the Fund’s securities or instruments, the Fund may adjust the previous closing prices to reflect what the Board believes to be the fair value of these securities or instruments as of 4:00 p.m., Eastern time.

The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with sixty days or less remaining to maturity, unless the Board determines that this does not represent fair value. Investments in open-end investment companies are valued at the daily closing net asset value of the respective investment company. Pursuant to the Fund’s use of the practical expedient within ASC Topic 820, investments in non-registered investment companies are also valued at the daily net asset value. All investments quoted in foreign currencies are valued daily in US dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined by the Fund’s custodian and accounting agent.

Futures contracts are generally valued at the settlement price established each day on the exchange on which they are traded. Forward foreign currency contracts are valued daily using forward exchange rates quoted by independent pricing services.

Swaps are marked-to-market daily based upon values from third party vendors or quotations from market makers to the extent available, and the change in value, if any, is recorded as an unrealized gain or loss on the Statement of assets and liabilities. In the event that market quotations are not readily available or deemed unreliable, the swap is valued at fair value as determined in good faith by or under the direction of the Board (or a committee designated by it).

The Board has delegated to the UBS Global AM Global Valuation Committee (“GVC”) the responsibility for making fair value determinations with respect to the Fund’s portfolio holdings. The GVC is comprised of representatives of management, including members of the investment team.

The GVC provides reports to the Board at each quarterly meeting regarding any securities or instruments that have been fair valued, valued pursuant to standing instructions approved by the GVC, or where non-vendor pricing sources had been used to make fair value determinations when sufficient information exists during the prior quarter. Fair valuation determinations are subject to review at least monthly by the GVC during scheduled meetings. Pricing decisions, processes, and controls over fair value determinations are subject to internal and external reviews, including annual internal compliance reviews and periodic internal audit reviews of securities valuations.

The types of securities or instruments for which such fair value pricing may be necessary include, but are not limited to: foreign securities and instruments under some circumstances, as discussed below, securities of an issuer that has entered into a restructuring; securities or instruments whose trading has been halted or suspended; fixed income securities that are in default and for which there is no current market value quotation; and securities or instruments that are restricted as to transfer or resale. The need to fair value a Fund’s portfolio securities and other instruments may also result from low trading volume in foreign markets or thinly traded domestic securities or instruments, and when a security is subject to a trading limit or collar on the exchange or market on which it is primarily traded reaches the “limit up” or “limit down” price and no trading has taken place at that price. Various factors may be reviewed in order to make a good faith determination of a security’s or instrument’s fair value. These factors include, but are not limited to, fundamental analytical data relating to the investment; the nature and duration of restrictions on disposition of the securities or instruments; and the evaluation of forces which influence the market in which the securities or instruments are purchased and sold. Valuing securities and other instruments at fair value involves greater reliance on judgment than valuing securities and other instruments that have readily available market quotations. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service.

Strategic Global Income Fund, Inc.

Notes to financial statements

(unaudited)

US GAAP requires disclosure regarding the various inputs that are used in determining the value of the Fund’s investments. These inputs are summarized into the three broad levels listed below:

Level 1—Unadjusted quoted prices in active markets for identical investments.

Level 2—Other significant observable inputs, including but not limited to, quoted prices for similar investments, interest rates, prepayment speeds and credit risk.

Level 3—Unobservable inputs inclusive of the Fund’s own assumptions in determining the fair value of investments.

A fair value hierarchy has been included near the end of the Fund’s Portfolio of investments.

In January 2013, Accounting Standards Update 2013-01 (“ASU 2013-01”), “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities”, replaced Accounting Standards Update 2011-11 (“ASU 2011-11”), “Disclosures about Offsetting Assets and Liabilities”. ASU 2013-01 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. ASU 2011-11 was intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. ASU 2013-01 limits the scope of the new balance sheet offsetting disclosures to derivatives, repurchase agreements, and securities lending transactions to the extent that they are (1) offset in the financial statements or (2) subject to an enforceable master netting arrangement or similar agreement. Management is currently evaluating the application of ASU 2013-01 and its impact, if any, on the Fund’s financial statements.

The provisions of ASC Topic 815 “Derivatives and Hedging” (“ASC Topic 815”) require qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk related contingent features in derivative agreements. Since investment companies value their derivatives at fair value and recognize changes in fair value through the Statement of operations, they do not qualify for hedge accounting under ASC Topic 815. Accordingly, even though the Fund’s investments in derivatives may represent economic hedges, they are considered to be non-hedge transactions for purposes of disclosure under ASC Topic 815. ASC Topic 815 requires that (1) objectives for using derivative instruments be disclosed in terms of underlying risk and accounting designation, (2) the fair values of derivative instruments and their gains and losses be disclosed in a tabular format, and (3) information be disclosed about credit-risk contingent features of derivatives contracts. Details of this disclosure can be found below as well as in the Portfolio of investments. Swap agreements, forward foreign currency contracts, swaptions and options written entered into by the Fund may contain credit-risk related contingent features that could be triggered subject to certain circumstances. Such circumstances include agreed upon net asset value thresholds. If triggered, the derivative counterparty could request additional cash margin and/or terminate the derivative contract. The aggregate fair value of the derivative contracts that are in a net liability position that contain these triggers can be found in the Portfolio of investments. The aggregate fair value of assets that are already posted as collateral as of May 31, 2013 is reflected in the Statement of assets and liabilities. If the applicable credit-risk related contingent features were triggered as of May 31, 2013, the Fund would be required to post additional collateral or may be required to terminate the contracts and settle any amounts outstanding. The volume of derivatives that is presented in the Portfolio of investments of the Fund is consistent with the derivative activity during the period ended May 31, 2013. The Fund may be a seller of protection through credit default swap agreements which are by nature credit-risk contingent (the terms of these agreements can be found within the Portfolio of investments, with further discussion in the Notes to financial statements).

Strategic Global Income Fund, Inc.

Notes to financial statements

(unaudited)

Disclosure of derivatives by underlying risk for the Fund as of and for the period ended May 31, 2013 is as follows:

Asset derivatives
	Interest rate risk	Credit risk	Foreign exchange risk	Total
Forward contracts[1]	$—	$—	$2,297,449	$2,297,449
Options purchased[1]	2,344,620	—	128,082	2,472,702
Swap agreements[1]	6,933,718	666,268	3,559,844	11,159,830
Total value	$9,278,338	$666,268	$5,985,375	$15,929,981

[1]

Statement of assets and liabilities location: Options purchased are shown within investments in securities of unaffiliated issuers, at value, unrealized appreciation on forward foreign currency contracts and outstanding swap agreements, at value.

Liability derivatives
	Interest rate risk	Credit risk	Foreign exchange risk	Total
Forward contracts[1]	$—	$—	$(2,365,900)	$(2,365,900)
Futures contracts[2]	(73,249)	—	—	(73,249)
Options written[1]	(1,865,754)	(149,796)	(135,837)	(2,151,387)
Swap agreements[1]	(7,980,738)	(564,987)	(2,907,803)	(11,453,528)
Total value	$(9,919,741)	$(714,783)	$(5,409,540)	$(16,044,064)

[1]	Statement of assets and liabilities location: Unrealized depreciation on forward foreign currency contracts, options written, at value and outstanding swap agreements, at value.
[2]

Includes cumulative depreciation of futures contracts as reported in the futures contracts table in the Portfolio of investments, but only the unpaid variation margin, if any, is reported within the Statement of assets and liabilities within Due to broker.

Activities in derivative instruments during the period ended May 31, 2013 were as follows:

	Interest rate risk	Credit risk	Foreign exchange risk	Total
Net realized gain (loss)[1]
Forward contracts	$—	$—	$(4,388,350)	$(4,388,350)
Futures contracts	(493,641)	—	—	(493,641)
Options purchased[2]	(2,057,966)	—	(502,284)	(2,560,250)
Options written	539,210	255,875	69,317	864,402
Swap agreements	(5,526,145)	492,810	(57,755)	(5,091,090)
Total net realized gain (loss)	$(7,538,542)	$748,685	$(4,879,072)	$(11,668,929)

Change in net unrealized appreciation/depreciation[3]
Forward contracts	$—	$—	$49,633	$49,633
Futures contracts	(147,692)	—	—	(147,692)
Options purchased[2]	445,402	—	207,465	652,867
Options written	195,109	70,004	(49,991)	215,122
Swap agreements	5,998,064	365,148	252,794	6,616,006
Total change in net unrealized appreciation/depreciation	$6,490,883	$435,152	$459,901	$7,385,936

[1]	Statement of operations location: Net realized gain (loss) on futures contracts, options written, swap agreements and forward foreign currency contracts.
[2]	Realized and unrealized gain (loss) is included in net realized gain (loss) on investments and change in net unrealized appreciation/depreciation on investments.
[3]	Statement of operations location: Change in net unrealized appreciation/depreciation on futures contracts, options written, swap agreements and forward foreign currency contracts.

Strategic Global Income Fund, Inc.

Notes to financial statements

(unaudited)

Restricted securities

The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult. Restricted securities are identified, if any, in the Portfolio of investments and information regarding them, is included in the Fund’s Portfolio footnotes.

Investment transactions and investment income

Investment transactions are recorded on the trade date. Realized gains and losses from investment and foreign exchange transactions are calculated using the identified cost method. Interest income is recorded on an accrual basis. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments.

Foreign currency translation

The Fund uses the foreign currency exchange rates determined as of the close of regular trading on the NYSE. For purposes of calculating the US dollar equivalent value of a non-US dollar denominated obligation, foreign currency amounts are translated into US dollars on the following basis: (1) market value of investment securities and other assets and liabilities—at the exchange rates prevailing at the end of the Fund’s fiscal period; and (2) purchases and sales of investment securities and income and expenses—at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market value of the Fund’s portfolio are presented at the foreign exchange rates at the end of the Fund’s fiscal period, the Fund does not generally isolate the effect of fluctuations in foreign exchange rates from the effect of the changes in market prices of securities. However, the Fund does isolate the effect of fluctuations in foreign exchange rates when determining the realized gain or loss upon the sale or maturity of foreign currency-denominated securities pursuant to US federal income tax regulations. Certain foreign exchange gains and losses included in realized and unrealized gains and losses are included in, or are a reduction of, ordinary income in accordance with US federal income tax regulations.

Forward foreign currency contracts

The Fund may enter into forward foreign currency contracts (“forward contracts”) in connection with planned purchases or sales of securities or to hedge the US dollar value of portfolio securities denominated in a particular currency. The Fund may also use forward contracts in an attempt to enhance income or gains.

The Fund has no specific limitation on the percentage of assets which may be committed to such contracts. The Fund may enter into forward contracts or maintain a net exposure to forward contracts only if (1) the consummation of the contracts would not obligate the Fund to deliver an amount of foreign currency in excess of the value of the position being hedged by such contracts or (2) the Fund identifies cash or liquid securities in an amount not less than the value of its assets committed to the consummation of the forward contracts and not covered as provided in (1) above, as marked-to-market daily.

Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their forward contracts and from unanticipated movements in the value of foreign currencies relative to the US dollar.

Fluctuations in the value of forward contracts are recorded for book purposes as unrealized gains or losses by the Fund. Realized gains and losses include net gains and losses recognized by the Fund on contracts which have been sold or matured.

Strategic Global Income Fund, Inc.

Notes to financial statements

(unaudited)

Futures contracts

The Fund may use financial futures contracts for hedging purposes and to adjust exposure to US and foreign fixed income markets in connection with a reallocation of the Fund’s assets or to manage the average duration of the Fund. The Fund may also use futures contracts in an attempt to enhance income or gains. However, imperfect correlations between futures contracts and the related securities or markets, or market disruptions, do not normally permit full control of these risks at all times. Using financial futures contracts involves various market risks, including interest rate risk. Risks of entering into futures contracts include the possibility that there may be an illiquid market or that a change in the value of the contract may not correlate with changes in the value of the underlying securities. To the extent that market prices move in an unexpected direction, there is a risk that the Fund will not achieve the anticipated benefits of the futures contract or may realize a loss.

Upon entering into a financial futures contract, the Fund is required to deliver to a broker an amount of cash and/or liquid securities equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying financial futures contracts. Such variation margin is recorded as part of Due to or Due from broker for financial statement purposes on a daily basis as an unrealized gain or loss on futures until the financial futures contract is closed or expires, at which time the net gain or loss is reclassified to realized gain or loss on futures.

Swap agreements

The Fund may engage in swap agreements, including but not limited to interest rate, currency, total return, and credit default swap agreements. The Fund expects to enter into these transactions to preserve a return or spread on a particular investment or to hedge a portion of the portfolio’s duration, to protect against any increase in the price of securities the Fund anticipates purchasing at a later date, to gain exposure to certain markets in the most economical way possible or in an attempt to enhance income or gains.

The Fund may enter into interest rate swap agreements with another party to receive or pay interest (e.g., an exchange of fixed rate payments for floating rate payments) to protect itself from interest rate fluctuations. This type of swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to a specified interest rate(s) for a specified amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, the Fund may enter into interest rate cap and floor transactions which involve an agreement between two parties in which one party agrees to make payments to the other when a designated market interest rate goes above (in the case of a cap) or below (in the case of a floor) a designated level on pre-determined dates or during a specified period. Interest rate swap agreements are subject to general market risk, liquidity risk, counterparty risk and interest rate risk.

The Fund may enter into currency swap agreements with another party to receive or pay amounts based on changes in currency exchange rates in order to protect itself from or take advantage of exchange rate fluctuations. The Fund utilizes currency swaps to earn income and enhance returns as well as to manage the risk profile of the Fund. This type of swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to a specified currency exchange rate(s) for a specified amount. Currency swap agreements are subject to general market risk, liquidity risk, counterparty risk, foreign exchange risk and interest rate risk.

Credit default swap agreements involve commitments to make or receive payments in the event of a default or other credit event of a referenced security. As a buyer, the Fund would make periodic payments to the counterparty, and the Fund would receive payments only upon the occurrence of a credit event. If no credit event occurs, the Fund will lose its periodic stream of payments over the term of the contract. However, if a credit event

Strategic Global Income Fund, Inc.

Notes to financial statements

(unaudited)

does occur, the Fund typically would receive full notional value for a reference obligation that may have little or no value. As a seller, the Fund would receive periodic payments from the counterparty, and the Fund would make payments only upon the occurrence of a credit event. If no credit event occurs, the Fund will retain the periodic stream of payments it received over the term of the contract. However, if a credit event occurs, the Fund will pay full notional value for a reference obligation that may have little or no value. Credit default swaps may involve greater risks than if the Fund had invested in the reference obligation directly and are subject to general market risk, liquidity risk, counterparty risk and credit risk.

Credit default swap agreements on corporate issues or sovereign issues of an emerging market country involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in delivery of a security with a value other than had been anticipated (such as a party’s right to choose the deliverable obligation with the lowest value following a credit event). The Fund may use credit default swaps on corporate issues or sovereign issues of an emerging market country to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

The maximum potential amount of future payments (undiscounted) that the Fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of May 31, 2013 for which the Fund is the seller of protection are disclosed under the sections “Credit default swaps on credit indices—sell protection” and “Credit default swaps on corporate and sovereign issues—sell protection” in the Notes to portfolio of investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into, if any, by the Fund for the same referenced entity or entities.

Total return swap agreements involve commitments to pay or receive interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty, respectively. Total return swaps are marked-to-market daily, and the change, if any, is recorded as unrealized appreciation or depreciation. Total return swap agreements are subject to general market risk, liquidity risk, counterparty risk and the risk that there may be unfavorable changes in the underlying investments or instruments.

The use of swap agreements involves investment techniques and risks different from those associated with ordinary portfolio security transactions. If UBS Global AM is incorrect in its forecast of market values, interest rates and other applicable factors, the investment performance of the Fund will be less favorable than it would have been if this investment technique was never used. Swap agreements do not involve the delivery of securities and are subject to counterparty risk. If the other party to a swap agreement defaults and fails to consummate the transaction, the Fund’s risk of loss will consist of the net amount of interest or other payments that the Fund is contractually entitled to receive. Therefore, the Fund would consider the creditworthiness of the counterparty to a swap agreement in evaluating potential credit risk.

The Fund accrues for interim payments on swap agreements on a daily basis, with the net amount recorded within outstanding swap agreements, at value on the Statement of assets and liabilities. Once interim payments are settled in cash, the net amount is recorded as realized gain/loss on swap agreements, in addition to realized gain/loss recorded upon the termination of swap agreements on the Statement of operations. Fluctuations in the

Strategic Global Income Fund, Inc.

Notes to financial statements

(unaudited)

value of swap agreements are recorded for financial statement purposes as unrealized appreciation or depreciation on swap agreements.

Structured notes

The Fund may invest in structured notes whose values are based on the price movements of a referenced security or index. The value of these structured notes will rise and fall in response to changes in the referenced security or index. On the maturity date of each structured note, the Fund will receive a payment from a counterparty based on the value of the referenced security or index (notional amount multiplied by the price of the referenced security or index) and record a realized gain or loss.

Structured notes may present a greater degree of market risk than many types of securities and may be more volatile and less liquid than less complex securities. Structured notes are also subject to the risk that the issuer of the structured notes may fail to perform its contractual obligations.

Option writing

The Fund may write (sell) put and call options on foreign or US securities, indices, foreign currencies and interest rate swaps (commonly referred to as swaptions), in order to gain exposure to or protect against changes in the markets. When the Fund writes a call or a put option, an amount equal to the premium received by the Fund is included in the Fund’s Statement of assets and liabilities as an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. If an option which the Fund has written either expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security or derivative instrument, and the liability related to such option is extinguished. If a call option which the Fund has written is exercised, the Fund recognizes a realized gain or loss (long-term or short-term, depending on the holding period of the underlying security) from the sale of the underlying security or derivative instrument and the proceeds from the sale are increased by the premium originally received. If a put option which the Fund has written is exercised, the amount of the premium originally received reduces the cost of the security or derivative instrument which the Fund purchases upon exercise of the option.

In writing an option, the Fund bears the market risk of an unfavorable change in the price of the derivative instrument, security, index or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a derivative instrument, security or currency at a price different from current market value.

Purchased options

The Fund may purchase put and call options on foreign or US securities, indices, foreign currencies and interest rate swaps (commonly referred to as swaptions), as well as exchange listed call options on particular market segment indices to achieve temporary exposure to a specific security, currency, industry or geographic region. Purchasing call options tends to increase exposure to the underlying instrument. Purchasing put options tends to decrease exposure to the underlying instrument. The Fund pays a premium which is included in the Statement of assets and liabilities as an investment and subsequently marked-to-market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying futures, security or currency transaction to determine the realized gain or loss.

Dividends and distributions

Dividends and distributions to shareholders are recorded on the ex-distribution date. The amount of dividends from net investment income and distributions from net realized capital gains and/or return of capital are determined in

Strategic Global Income Fund, Inc.

Notes to financial statements

(unaudited)

accordance with income tax regulations, which may differ from US GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

Concentration of risk

Investing in securities of foreign issuers and currency transactions may involve certain considerations and risks not typically associated with investments in US securities. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable US companies and US government securities. These risks are greater with respect to securities of issuers located in emerging market countries in which the Fund invests. The ability of the issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments particular to a specific industry, country, state or region.

Investment advisor and administrator and other transactions with related entities

The Fund’s Board has approved an investment advisory and administration contract (“Advisory Contract”) with UBS Global AM. In accordance with the Advisory Contract, the Fund pays UBS Global AM investment advisory and administration fees, which are accrued weekly and paid monthly, at the annual rate of 1.00% of the Fund’s average weekly net assets. UBS Global AM has agreed voluntarily to waive 0.05% of its fees through July 31, 2014, thereby reducing the fees to 0.95% for such period. At May 31, 2013 the Fund owed UBS Global AM $167,754 which is composed of $176,583 of investment advisory and administration fees less fees waived of $8,829. For the six months ended May 31, 2013, UBS Global AM waived $52,321 of investment advisory and administration fees from the Fund.

Additional information regarding compensation to affiliate of a board member

Professor Meyer Feldberg serves as a senior advisor to Morgan Stanley, a financial services firm with which the Fund may conduct transactions, resulting in him being an interested director of the Fund. The Fund has been informed that Professor Feldberg’s role at Morgan Stanley does not involve matters directly affecting any UBS funds. Fund transactions are executed through Morgan Stanley based on that firm’s ability to provide best execution of the transactions. During the six months ended May 31, 2013, the Fund purchased and sold certain securities (e.g., fixed income securities) in principal trades with Morgan Stanley having an aggregate value of $22,407,398. Morgan Stanley received compensation in connection with these trades, which may have been in the form of a “mark-up” or “mark-down” of the price of the securities, a fee from the issuer for maintaining a commercial paper program, or some other form of compensation. Although the precise amount of this compensation is not generally known by UBS Global AM, UBS Global AM believes that under normal circumstances it represents a small portion of the total value of the transactions.

Securities lending

The Fund may lend securities up to 33 1/3% of its total assets to qualified broker-dealers or institutional investors. The loans are secured at all times by cash, cash equivalents or US government securities in an amount at least equal to 102% of the market value of the securities loaned with respect to domestic securities and 105% of the market value of the securities loaned with respect to foreign securities, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly.

The Fund will regain ownership of loaned securities to exercise certain beneficial rights; however, the Fund may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower fail financially. The Fund receives compensation for lending its securities from interest or dividends earned on the cash, cash equivalents or US government securities held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees. The Fund did not lend any securities during the six months ended May 31, 2013.

Strategic Global Income Fund, Inc.

Notes to financial statements

(unaudited)

Capital stock

There are 100,000,000 shares of $0.001 par value common stock authorized and 18,258,828 shares outstanding at May 31, 2013. For the six months ended May 31, 2013 and for the year ended November 30, 2012, there were no transactions involving common stock.

Purchases and sales of securities

For the six months ended May 31, 2013, aggregate purchases and sales of portfolio securities, excluding short-term securities and US government and agency securities, were as follows: $82,531,307, and $81,605,363, respectively. For the same period, aggregate purchases and sales of US government and agency securities, excluding short-term securities, were as follows: $7,975,527, and $16,201,347, respectively.

Federal tax status

It is the Fund’s policy to comply with all requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. In addition, by distributing during each calendar year substantially all of its net investment income, net realized capital gains and certain other amounts, if any, the Fund intends not to be subject to a federal excise tax. Accordingly, no federal income tax provision was required.

The tax character of distributions paid during the fiscal year ended November 30, 2012 was as follows:

Distributions paid from:	2012
Ordinary income	$11,928,493
Net long-term capital gains	5,758,834
Total distributions paid	$17,687,327

The tax character of distributions paid and components of accumulated earnings (deficit) on a tax basis for the current fiscal year will be determined after the Fund’s fiscal year ending November 30, 2013.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized by the Fund after December 31, 2010 may be carried forward indefinitely, and retain their character as short term and/or long term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At November 30, 2012, the Fund had no pre-enactment capital loss carryforwards for federal income tax purposes available to offset future capital gains.

As of and during the period ended May 31, 2013, the Fund did not have any liabilities for any uncertain tax positions. The Fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of operations. During the period, the Fund did not incur any interest or penalties.

Each of the tax years in the four year period ended November 30, 2012 remains subject to examination by the Internal Revenue Service and state taxing authorities.

Strategic Global Income Fund, Inc.

General information

(unaudited)

The Fund

Strategic Global Income Fund, Inc. (the “Fund”) is a non-diversified, closed-end management investment company whose shares trade on the New York Stock Exchange (“NYSE”). The Fund’s primary investment objective is to achieve a high level of current income. As a secondary objective, the Fund seeks capital appreciation, to the extent consistent with its primary objective. There can be no assurance that the Fund’s investment objective will be achieved. The Fund’s investment advisor and administrator is UBS Global Asset Management (Americas) Inc. (“UBS Global AM”).

Shareholder information

The Fund’s NYSE trading symbol is “SGL.” Net asset value and market price information as well as other information about the Fund is updated each business day on UBS’s web site at the following internet address: http://globalam-us.ubs.com/corpweb/closedendedfunds.do.

Shareholder meeting information

An annual meeting of shareholders of the Fund was held on March 14, 2013. At the meeting, the three nominees as Class III directors, namely Richard Q. Armstrong, Alan S. Bernikow and Barry M. Mandinach, were elected to serve as board members for three year terms and until their successors are duly elected and qualified or until they retire, resign or are earlier removed. The shares were voted as indicated below:

To vote for or withhold authority in the election of:	Shares voted for	Shares withhold authority
Richard Q. Armstrong	16,112,395	577,974
Alan S. Bernikow	16,061,070	629,299
Barry M. Mandinach	16,207,324	483,045

The following persons’ terms of office as directors also continued after the annual meeting given that they are in other director classes: Bernard H. Garil, Heather R. Higgins, Richard R. Burt and Meyer Feldberg.

The Fund is not aware of any broker non-votes. (Broker non-votes are shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and for which the broker does not have discretionary voting authority.)

Quarterly Form N-Q portfolio schedule

The Fund will file its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s Web site at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-202-551-8090. Additionally, you may obtain copies of Form N-Q from the Fund upon request by calling 1 888-793 8637.

Proxy voting policies, procedures and record

You may obtain a description of the Fund’s (1) proxy voting policies (2) proxy voting procedures, and (3) information regarding how the Fund voted any proxies related to portfolio securities during the most recent 12-month period ended June 30 for which an SEC filing has been made, without charge, upon request by contacting the Fund directly at 1-888-793 8637, online on UBS’s Web site: http://www.ubs.com/us/en/asset_management/individual_investors/closed_end_funds.html or on the EDGAR Database on the SEC’s Web site (http://www.sec.gov).

Strategic Global Income Fund, Inc.

General information

(unaudited)

Dividend reinvestment plan

The Fund’s Board has established a Dividend Reinvestment Plan (the “Plan”) under which all shareholders whose shares are registered in their own names, or in the name of UBS Financial Services Inc. or its nominee, will have all dividends and other distributions on their shares of common stock automatically reinvested in additional shares, unless such shareholders elect to receive cash. Shareholders who elect to hold their shares in the name of another broker or nominee should contact such broker or nominee to determine whether, or how, they may participate in the Plan.

The ability of such shareholders to participate in the Plan may change if their shares are transferred into the name of another broker or nominee.

A shareholder may elect not to participate in the Plan or may terminate participation in the Plan at any time without penalty, and shareholders who have previously terminated participation in the Plan may rejoin it at any time. Changes in elections must be made in writing to the Fund’s transfer agent and should include the shareholder’s name and address as they appear on that share certificate or in the transfer agent’s records.

An election to terminate participation in the Plan, until such election is changed, will be deemed an election by a shareholder to take all subsequent distributions in cash. An election will be effective only for distributions declared and having a record date at least ten days after the date on which the election is received.

Additional shares of common stock acquired under the Plan will be purchased in the open market, on the NYSE or otherwise, at prices that may be higher or lower than the net asset value per share at the time of the purchase. Investors should consider whether continued participation in the dividend reinvestment plan is appropriate for them when the Fund’s market price exceeds its net asset value; a portion of a dividend/distribution may represent a return of capital, which would be reinvested in the Fund at a premium to net asset value. The number of shares of common stock purchased with each dividend/distribution will be equal to the result obtained by dividing the amount of the dividend/distribution payable to a particular shareholder by the average price per share (including applicable brokerage commissions) that the transfer agent was able to obtain in the open market. The Fund will not issue any new shares in connection with the Plan. There currently is no charge to participants for reinvesting dividends or other distributions. The transfer agent’s fees for handling the reinvestment of distributions are paid by the Fund. However, each participant pays a pro rata share of brokerage commissions incurred with respect to the transfer agent’s open market purchases of common stock in connection with the reinvestment of distributions. The automatic reinvestment of dividends and other distributions in shares of common stock does not relieve participants of any income tax that may be payable on such distributions.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan with respect to any dividend or other distribution if notice of the change is sent to Plan participants at least 30 days before the record date for such distribution. The Plan also may be amended or terminated by the transfer agent by at least 30 days’ written notice to all Plan participants. Additional information regarding the Plan may be obtained from, and all correspondence concerning the Plan should be directed to, the transfer agent at BNY Mellon Shareowner Services, P.O. Box 358035, Pittsburgh, PA 15252-8035. For further information regarding the Plan, you may also contact the transfer agent directly at 1-866-352 5528.

Distribution policy

The Fund’s Board adopted a managed distribution policy in May 1998, which was revised (1) effective January 2000, (2) in May 2005, (3) effective August 2009 and (4) effective June 2011. Pursuant to the policy as in effect from January 2000 through early May 2005, the Fund made regular monthly distributions at an annualized rate equal to 10% of the Fund’s net asset value, as determined as of the last trading day during the first week of that month (usually a Friday unless the NYSE is closed that Friday). The Board approved reducing the annualized rate for distribution pursuant to the policy from 10% to 8% effective beginning with the June 2005 monthly distribution.

Strategic Global Income Fund, Inc.

General information

(unaudited)

The Board approved a further reduction in the annualized rate for distributions pursuant to the policy from 8% to 7% in July 2009, effective beginning with the August 2009 monthly distribution. The Board again approved a further reduction in the annualized rate of distribution pursuant to the policy from 7% to 6% in May 2011, effective beginning with the June 2011 monthly distribution. From May 31, 1998 through January 2000, the Fund’s managed distribution was 8% of the Fund’s net asset value as determined as of the last trading day during the first week of the month. Prior to May 31, 1998, the Fund’s distributions varied based on the Fund’s net investment income and realized capital gains or losses.

Monthly distributions based on a fixed percentage of the Fund’s net asset value may require the Fund to make multiple distributions of long-term capital gains during a single fiscal year. The Fund has received exemptive relief from the Securities and Exchange Commission that enables it to do so. The Fund’s Board receives recommendations from UBS Global AM, the Fund’s investment advisor, periodically and no less frequently than annually will reassess the annualized percentage of net assets at which the Fund’s monthly distributions will be made.

The above information supplements that contained on the inside front cover of this report.

Directors
Richard Q. Armstrong Chairman Alan S. Bernikow Richard R. Burt	Meyer Feldberg Bernard H. Garil Heather R. Higgins Barry M. Mandinach

Principal Officers
Mark E. Carver President Mark F. Kemper Vice President and Secretary	John Dugenske Vice President Craig Ellinger Vice President
Thomas Disbrow Vice President and Treasurer Scott Dolan Vice President	Brian Fehrenbach Vice President Uwe Schillhorn Vice President

Investment Advisor and Administrator
UBS Global Asset Management (Americas) Inc.
1285 Avenue of the Americas
New York, New York 10019-6028

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that from time to time the Fund may purchase shares of its common stock in the open market at market prices.

This report is sent to the shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

The financial information included herein is taken from the records of the Fund without examination by independent registered public accountants who do not express an opinion thereon.

©UBS 2013. All rights reserved.

UBS Global Asset Management (Americas) Inc.

1285 Avenue of the Americas

New York, New York 10019-6028

S145

Item 2. Code of Ethics.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 3. Audit Committee Financial Expert.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 4. Principal Accountant Fees and Services.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 5. Audit Committee of Listed Registrants.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 6. Investments.

(a)	Included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

There were no purchases made by or on behalf of the Registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Securities Exchange Act of 1934, as amended, of shares of the Registrant’s equity securities that are registered by the Registrant pursuant to Section 12 of the Exchange Act made in the period covered by this report.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant’s Board has established a Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee will consider nominees recommended by shareholders if a vacancy occurs among those board members who are not “interested persons” as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended. In order to recommend a nominee, a shareholder should send a letter to the chairperson of the Nominating and Corporate Governance Committee, Richard R. Burt, care of the Secretary of the registrant at UBS Global Asset Management, UBS Building, One North Wacker Drive, Chicago, IL 60606, and indicate on the envelope “Nominating and Corporate Governance Committee.” The shareholder’s letter should state the nominee’s name and should include the nominee’s resume or curriculum vitae, and must be accompanied by a written consent of the individual to stand for election if nominated for the Board and to serve if elected by shareholders.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)

The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Code of Ethics – Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

(a)	(2) Certifications of principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit EX-99.CERT.

(a)

(3) Written solicitation to purchase securities under Rule 23c-1 under the Investment Company Act of 1940 sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons – The registrant has not engaged in such a solicitation during the period covered by this report.

(b)	Certifications of principal executive officer and principal financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Strategic Global Income Fund, Inc.

By:	/s/ Mark E. Carver
Mark E. Carver
President

Date:	August 9, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Mark E. Carver
Mark E. Carver
President

Date:	August 9, 2013

By:	/s/ Thomas Disbrow
Thomas Disbrow
Vice President and Treasurer

Date:	August 9, 2013